Matthews Asian Funds

THIRD QUARTER REPORT
SEPTEMBER 30, 2007

Asia Pacific Fund

Asia Pacific Equity Income Fund

Pacific Tiger Fund

Asian Growth and Income Fund

Asian Technology Fund

China Fund

India Fund

Japan Fund

Korea Fund

Matthews Asian Funds

Investing in the future of Asia since 1994

E-mail communications on Asia and the Funds are available at www.matthewsfunds.com

•	Asia Weekly

•	Asia Insight (monthly)

•	AsiaNow Special Reports

•	Occasional Fund Updates

The views and opinions in this report were current as of September 30, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Funds’ future investment intent.

Statements of fact are from sources considered reliable, but neither the Funds nor the Investment Advisor makes any representation or guarantee as to their completeness or accuracy.

MESSAGE TO SHAREHOLDERS

FROM THE INVESTMENT ADVISOR

Dear Fellow Shareholders,

Many Asian markets continued to see substantial gains during the third quarter of 2007, punctuated by a sharp sell-off in August. China has taken center stage in the Asian financial universe this year, with its domestic “A-share” markets and foreign-listed entities surging on a wave of enthusiasm that includes both domestic “mainland” investors and foreign investors of every shape and size. The sharp August sell-off seen across the region was essentially an aftershock of the meltdown in the U.S. mortgage and credit markets. The fact that Chinese shares shrugged off this turbulence with ease and then rapidly led regional markets in a powerful recovery reflects an environment in which Chinese economic growth and financial emergence are considered by many to be virtually invulnerable to global risks, including a U.S. recession.

There is no doubt that many Asian nations continue to enjoy a sustained period of impressive growth, limited inflation and strong corporate results. Major political turbulence and significant corporate scandals have also been largely absent so far this year. Asia’s economic progress is real and the opportunities to participate in the region’s ongoing economic and financial evolution remain as exciting as ever. There are, of course, always clouds on the horizon, such as the spike in China’s inflation to over 6% this summer and the political quagmire that has left Japan without momentum on the reforms initiated by former Prime Minister Koizumi.

We are somewhat more guarded than many about the potential for Asian markets, including China, to withstand a significant global slowdown without a real market impact. Such caution has not generally served us well in the short term, as investors seem to see U.S. weakness as a signal to aggressively buy Asian growth opportunities irrespective of valuation levels, management track record or earnings sustainability. There is certainly a legitimate sense that we are witnessing the historic emergence—more accurately the reemergence—of China (as we discussed in the October issue of Asia Insight) as well as India. There is also a sense that speculative activity is hitting a fever pitch with fundamentals thrown out the window and momentum investing taking over some markets much like the NASDAQ experienced in the late ‘90s. Asia’s economies are generally performing extremely well, but overshooting on valuations can be extremely painful—even if the broad economic landscape is very positive. We have learned many times in the past that the landscape can change on a dime.

We have discussed the unusual situation in China several times over the last year,

2    MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2007

with its closed capital system gradually opening to the global economy. August saw a classic example of China’s ability to affect markets, when authorities made a confused announcement that domestic Chinese investors would be able to access the Hong Kong market directly. This led to an immediate surge in Hong Kong-listed China shares that continues to this day, with investors and speculators anticipating a steady flood of money out of China and into Hong Kong. Predicting this kind of event and estimating its sustainability is more politics and speculation than investing. The Chinese authorities seem to be releasing some of the pent-up demand for assets, particularly equities and property, into Hong Kong; but speculation is still speculation—not investing. Looking forward, the strength of domestic activity in China may make it increasingly difficult to avoid a hard landing given the raw enthusiasm in both the country’s equity and property markets. Predicting when and how an adjustment may occur is, in our opinion, impossible.

We continue to concentrate on fundamentally driven portfolios across the Matthews Asian Funds. In the current market conditions, we accept that our long-term strategy may not always keep pace with our benchmarks over the short term. To some extent this is due to our avoidance of companies we deem to be expensive. In addition, our sector exposure has long been marginal to some of the markets hottest areas such as energy, commodities and heavy industry. We consciously avoid these areas due to their cyclical nature and unpredictable earnings. Country laggards, most notably Japan, seem to offer excellent long-term potential at attractive valuations but are presently of little interest to investors. It may be difficult to remember, but only two years ago China was a similarly underperforming and much denigrated market. From our point of view, the Asia Pacific region has arrived on the global stage and whether a company is based in China or Japan is not really the point. We are finding exciting new growth opportunities across the region, but we are generally approaching them very cautiously—prudence and diversification have always been critical to our investment approach.

As we move toward year-end, our primary concern remains the potential slow down in the global economy, led by the retrenchment of the U.S. consumer. While Asia is well-positioned to weather such a shift, the enthusiasm of the markets leads us to remain reasonably cautious relative to the risk of slower earnings in the coming year. We believe that the array of portfolios offered by the Matthews Asian Funds gives U.S. investors an appropriate means of continued on page 4

800.789.ASIA [2742] www.matthewsfunds.com    3

MESSAGE TO SHAREHOLDERS

continued from page 3

accessing the potential of Asia, taking into account the risks of investing in the region. We would also highlight our belief that broad Asia Pacific investment strategies make for solid foundations for a portfolio that can be augmented with more focused vehicles, such as single country funds.

This is our first letter since Mark Headley assumed his new role as Chief Investment Officer at Matthews International Capital Management. Paul Matthews will continue in his role as Chairman of the firm and a portfolio manager. We remain committed to delivering the quality of information about our investment process and the evolution of Asia’s financial markets that have been a hallmark of this company. The story of the Asia Pacific asset class has just begun and we are very pleased and honored that you have entrusted us with your investments.

G. Paul Matthews
Chairman and Portfolio Manager
Matthews International Capital Management, LLC

Mark W. Headley
Chief Investment Officer and Portfolio Manager
Matthews International Capital Management, LLC

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SEPTEMBER 30, 2007

REDEMPTION FEE POLICY

The Funds assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to discourage frequent short-term trading and to offset transaction costs associated with such trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held longest will be redeemed first. The redemption fee does not apply to redemptions of shares held in certain omnibus accounts and retirement plans that cannot currently implement the redemption fee. While these exceptions exist, the Funds are not accepting any new accounts that cannot implement the redemption fee or provide adequate alternative controls. For more information on this policy, please see the Funds’ prospectus.

INVESTOR DISCLOSURE

Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Returns are net of the Funds’ management fee and other operating expenses. If certain of the Funds’ fees and expenses had not been waived, returns would have been lower. For the Funds’ most recent month-end performance, please call 1-800-789-ASIA [2742] or visit www.matthewsfunds.com.

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic location. Please see the Funds’ prospectus and Statement of Additional Information for more risk disclosure.

Fund Holdings: The portfolios shown in this report should not be relied upon as complete listings of the Funds’ holdings, as information on particular holdings may have been withheld if it was in the Funds’ interest to do so. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is filed with the SEC within 60 days of the end the quarter to which it relates, and is available on the SEC’s website at www.sec.gov. It may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting Record: The Funds’ Statement of Additional Information containing a description of the policies and procedures that the Matthews Asian Funds use to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30, 2007, is available upon request, at no charge, at the Funds’ website at www.matthewsfunds.com or by calling 1-800-789-ASIA [2742], or on the SEC’s website at www.sec.gov.

This report has been prepared for Matthews Asian Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Matthews Asian Funds prospectus, which contains more complete information about the Funds’ investment objectives, risks and expenses. You should read the prospectus carefully before investing. Additional copies of the prospectus may be obtained by calling 800-789-ASIA [2742] or by visiting www.matthewsfunds.com. Please read the prospectus carefully before you invest or send money, as it explains the risks associated with investing in international markets. These include risks related to social and political instability, market illiquidity and currency volatility.

The Matthews Asian Funds are distributed by PFPC Distributors, Inc.

800.789.ASIA [2742] www.matthewsfunds.com    5

MATTHEWS ASIA PACIFIC FUND

FUND DESCRIPTION	SYMBOL: MPACX

Under normal market conditions, the Matthews Asia Pacific Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in the Asia Pacific region. The Asia Pacific region includes Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. The Fund may also invest in the convertible securities, of any duration or quality, of Asia Pacific companies.

PORTFOLIO MANAGERS	Note: Managers shown reflect changes effective August 13, 2007.
Lead Manager: Taizo Ishida	Co-Manager: Sharat Shroff, CFA

PORTFOLIO MANAGER COMMENTARY

The Matthews Asia Pacific Fund gained 4.72% for the quarter ended September 30, 2007, while its benchmark, the MSCI All Country Asia Pacific Index, gained 7.62%. The portfolio withstood the market turmoil in mid-August relatively well, but was unable to keep up with the rally in energy and materials that took place in the latter part of September.

China was the biggest contributor to Fund performance, with H-shares (Chinese shares listed in Hong Kong) rising on the prospect of a surge in investment flows from China, and also playing catch-up with the sharp rise in valuation of mainland stocks. The almost negative real rates on bank deposits are causing a greater percentage of China’s estimated $3 trillion in household savings to be diverted into asset classes like real estate and equities. As a result, the capitalization of the China’s domestic A-share market has continued to climb with valuation multiples increasingly looking unsustainable (note: the Fund has no positions in Chinese “A-shares”).

That said, recent IPO activity in the A-share and H-share markets may absorb some of the demand for liquidity. Beyond the immediate concerns regarding valuations of Chinese equities, operating earnings growth—currently at 40% to 45%—continues to exceed expectations and the pace of reform remains impressive. Additionally, recent initiatives by the Chinese government to allow an increased flow of capital across its borders, both at the retail and institutional levels, are likely to have an invigorating effect on the financial markets in China. In the near term, the recent rate cut by the U.S. Federal Reserve is likely to test the resolve of the People’s Bank of China to raise interest rates to fight inflation while also controlling the exchange rate in the face of rising capital inflows. We have largely maintained our exposure to China, but have trimmed stocks due to valuation concerns.

We saw an improvement in Japanese small-cap companies toward the end of the quarter. While we are optimistic, it is still too continued on page 9

6    MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2007, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF SEPTEMBER 30, 2007

				Average Annual Total Returns
Fund Inception: 10/31/03	3 MO	YTD	1 YR	3 YRS	SINCE INCEPTION
Matthews Asia Pacific Fund	4.72%	12.71%	25.56%	22.01%	19.13%
MSCI All Country Asia Pacific Index[1]	7.62%	18.32%	29.72%	24.96%	21.18%
Lipper Pacific Region Funds Category Average[2]	6.13%	19.29%	34.34%	27.51%	22.59%

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

OPERATING EXPENSES[3]
Net Ratio: 9 months ended 9/30/07 (annualized)[4,5]	1.19%
Net Ratio: Fiscal Year 2006[5]	1.24%
Gross Ratio: Fiscal Year 2006	1.26%

PORTFOLIO TURNOVER[6]
9 months ended 9/30/07 (annualized)[4]	44.08%
Fiscal Year 2006	40.45%

[1]

The MSCI All Country Asia Pacific Index is a free float-adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]

As of 9/30/07, the Lipper Pacific Region Funds Category Average consisted of 35 funds for the three-month period, 33 funds for the YTD period, 28 funds for the one-year period, and 25 funds for the three-year period and since 10/31/03. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

[3]	Matthews Asian Funds do not charge 12b-1 fees.
[4]	Unaudited.
[5]

Includes management fee, administration and shareholder services fees after reimbursement, waiver or recapture of expenses by Advisor. Voluntary fee waivers by the Advisor may be discontinued at any time.

[6]	The lesser of fiscal year-to-date long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

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MATTHEWS ASIA PACIFIC FUND

TOP TEN HOLDINGS1

	COUNTRY	% OF NET ASSETS
China Life Insurance Co., Ltd.	China/Hong Kong	2.7%
Lenovo Group, Ltd.	China/Hong Kong	2.5%
China Merchants Bank Co., Ltd.	China/Hong Kong	2.5%
AXA Asia Pacific Holdings, Ltd.	Australia	2.3%
Benesse Corp.	Japan	2.3%
China Mobile, Ltd.	China/Hong Kong	2.3%
Pico Far East Holdings, Ltd.	China/Hong Kong	2.2%
Amorepacific Corp.	South Korea	2.2%
Sony Corp.	Japan	2.1%
Nintendo Co., Ltd.	Japan	2.0%
% OF ASSETS IN TOP 10		23.1%

COUNTRY ALLOCATION
Japan	40.6%
China/Hong Kong	22.5%
South Korea	14.1%
India	6.4%
Thailand	4.6%
Singapore	3.7%
Taiwan	2.6%
Indonesia	2.5%
Australia	2.3%
Cash, cash equivalents and other	0.7%

SECTOR ALLOCATION
Financials	33.8%
Information Technology	21.0%
Consumer Discretionary	19.1%
Consumer Staples	9.0%
Health Care	6.5%
Telecommunication Services	4.0%
Industrials	3.6%
Materials	2.3%
Cash, cash equivalents and other	0.7%

MARKET CAP EXPOSURE
Large cap (over $5 billion)	58.9%
Mid cap ($1–$5 billion)	25.1%
Small cap (under $1 billion)	15.3%
Cash, cash equivalents and other	0.7%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
72	$19.07	$485.8 million	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer.

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ALL DATA IS AS OF SEPTEMBER 30, 2007, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 6

early to tell if this turnaround will last. We are increasingly encouraged to see domestic price increases of daily essentials, a tightening labor market and wage hikes in Japan’s service industries—all of which suggest the end of deflation and a consequent rate hike by the Bank of Japan sometime in the near future. The abrupt resignation of Prime Minister Abe came as a surprise to the market in mid-September. Abe’s leadership was a cloud over the market which may soon lift, as Japan’s newly elected leader, Yasuo Fukuda, has started his administration with a much higher approval rating than Abe. We continue to maintain a relatively high degree of exposure to Japanese small- and mid-cap companies where we see secular growth opportunities. One example is Unicharm Petcare, where the management team has created a niche in the Japanese pet industry. They have identified the specific demands of Japan’s aging population who are now spending more money on their household pets. Despite recent cost increases in raw materials such as fish, corn and oil, the company has retained its profit-ability by successfully passing the costs on to consumers by raising the price of its product line by 20%.

The portfolio’s Korean holdings also helped performance, albeit modestly. The Fund benefited from its exposure to the brokerage industry, while bank and pharmaceutical companies continued to underperform the rest of the market. Over time, the pharmaceutical industry in Korea is likely to enter a period of consolidation as a result of recent regulatory changes. We continue to maintain exposure to more globally competitive companies which should be beneficiaries of this trend. The portfolio’s Indian holdings in the pharmaceutical and information technology services sectors were out of favor as investors questioned the ability of companies in these sectors to withstand the sharp appreciation in the Indian rupee and dramatically rising wages in non-farming sectors.

The portfolio remains invested in stocks where we have conviction that management is well-positioned to offset cost pressures with faster growth and higher value-added service offerings.

800.789.ASIA [2742] www.matthewsfunds.com    9

MATTHEWS ASIA PACIFIC FUND

SCHEDULE OF INVESTMENTS* (UNAUDITED)

EQUITIES: 99.3%**

	SHARES	VALUE
JAPAN: 40.6%
Benesse Corp.	291,500	$11,166,152
Sony Corp. ADR	209,300	10,058,958
Nintendo Co., Ltd.	18,800	9,787,490
Funai Zaisan Consultants Co., Ltd.	4,452	9,495,843
Nomura Research Institute, Ltd.	254,000	8,646,150
Sysmex Corp.	198,500	7,655,552
Sumitomo Realty & Development Co., Ltd.	213,000	7,491,577
Nitto Denko Corp.	157,200	7,308,127
Sekisui House, Ltd.	578,000	7,276,263
Unicharm Petcare Corp.	163,400	7,269,177
Hoya Corp.	209,400	7,146,198
Daibiru Corp.	551,700	6,945,181
Canon, Inc. ADR	126,650	6,875,829
The Sumitomo Trust & Banking Co., Ltd.	907,000	6,861,820
Takeda Pharmaceutical Co., Ltd.	95,600	6,724,834
Yahoo! Japan Corp.	17,612	6,669,760
Mitsubishi Estate Co., Ltd.	226,000	6,473,164
Ichiyoshi Securities Co., Ltd.	559,200	5,934,487
Toyota Motor Corp. ADR	48,500	5,667,710
Pigeon Corp.	334,300	5,608,289
Nidec Corp.	79,500	5,557,698
ORIX Corp.	23,490	5,357,925
Keyence Corp.	24,100	5,350,194
Nitori Co., Ltd.	111,900	5,289,836
Ito En, Ltd.	211,000	5,143,429
Point, Inc.	126,150	4,349,053
Taiheiyo Cement Corp.	992,000	3,774,030
GCA Holdings Corp.	802	3,316,502
Mizuho Financial Group, Inc.	396	2,258,129
The Chiba Bank, Ltd.	280,000	2,164,628
Ito En, Ltd., Pfd.***	63,300	1,259,222
Other Investments		2,430,599

Total Japan		197,313,806

CHINA/HONG KONG: 22.5%
China Life Insurance Co., Ltd. H Shares	2,333,000	13,347,871
Lenovo Group, Ltd.	15,746,000	12,005,115
China Merchants Bank Co., Ltd. H Shares	2,721,500	11,919,048
China Mobile, Ltd. ADR	135,300	11,100,012
Pico Far East Holdings, Ltd.	31,028,000	10,784,350
China Vanke Co., Ltd. B Shares	3,234,414	9,118,990
Hang Lung Group, Ltd.	1,379,000	7,834,414
Shangri-La Asia, Ltd.	1,988,000	6,684,148
Dairy Farm International Holdings, Ltd.	1,256,400	5,905,080
NetEase.com, Inc. ADR***	301,000	5,086,900
The9, Ltd. ADR***	145,900	5,032,091
Television Broadcasts, Ltd.	788,000	4,721,636
Dah Sing Financial Holdings, Ltd.	589,600	4,537,041
Other Investments		1,225,666

Total China/Hong Kong		109,302,362

SOUTH KOREA: 14.1%
Amorepacific Corp.	14,262	10,643,519
Hana Financial Group, Inc.	205,120	9,671,031
Hanmi Pharmaceutical Co., Ltd.	63,131	9,553,806
NHN Corp.***	32,651	7,556,252
Kiwoom.com Securities Co., Ltd.	100,715	7,527,214
CDNetworks Co., Ltd.***	262,304	6,162,080
ON*Media Corp.***	714,300	5,541,444
Hyundai Department Store Co., Ltd.	45,970	5,525,240
Samsung Electronics Co., Ltd.	5,465	3,433,539
Kookmin Bank ADR	35,540	2,913,925

Total South Korea		68,528,050

INDIA: 6.4%
HDFC Bank, Ltd.	260,636	9,390,026
Dabur India, Ltd.	2,973,060	7,897,570
Sun Pharmaceutical Industries, Ltd.	319,962	7,747,019
Infosys Technologies, Ltd.	125,678	5,969,685

Total India		31,004,300

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SEPTEMBER 30, 2007

	SHARES	VALUE
THAILAND: 4.6%
Advanced Info Service Public Co., Ltd.	3,263,900	$8,475,189
Land & Houses Public Co., Ltd.	22,417,300	5,690,168
Bangkok Bank Public Co., Ltd.	1,323,300	4,439,956
Major Cineplex Group Public Co., Ltd.	7,285,400	3,783,519

Total Thailand		22,388,832

SINGAPORE: 3.7%
DBS Group Holdings, Ltd.	519,700	7,556,728
Fraser and Neave, Ltd.	1,462,000	5,609,828
Hyflux, Ltd.	2,476,812	4,785,224

Total Singapore		17,951,780

TAIWAN: 2.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	3,393,029	6,612,430
Taiwan Secom Co., Ltd.	3,579,160	5,922,312

Total Taiwan		12,534,742

INDONESIA: 2.5%
PT Astra International	3,000,500	6,315,979
Bank Rakyat Indonesia	7,889,500	5,693,898

Total Indonesia		12,009,877

AUSTRALIA: 2.3%
AXA Asia Pacific Holdings, Ltd.	1,647,685	11,404,184

Total Australia		11,404,184

		VALUE
TOTAL INVESTMENTS: 99.3%		$482,437,933
(Cost $381,034,614****)
CASH AND OTHER ASSETS, LESS LIABILITIES: 0.7%		3,377,386

NET ASSETS: 100.0%		$485,815,319

*	On the last business day of the period, a third-party pricing service was used to fair value certain securities held by this fund (Note A).
**	As a percentage of net assets as of September 30, 2007
***	Non-income producing security
****	Cost of investments is $381,034,614 and net unrealized appreciation consists of:

Gross unrealized appreciation	$123,182,193
Gross unrealized depreciation	(21,778,874)

Net unrealized appreciation	$101,403,319

ADR	American Depositary Receipt
Pfd.	Preferred

See accompanying notes to schedules of investments.

The portfolio data should not be relied upon as a complete list of this Fund’s holdings, as information on particular holdings may have been withheld if it was in the Fund’s interest to do so.

800.789.ASIA [2742] www.matthewsfunds.com    11

MATTHEWS ASIA PACIFIC EQUITY INCOME FUND

FUND DESCRIPTION	SYMBOL: MAPIX

Under normal market conditions, the Matthews Asia Pacific Equity Income Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in income-paying publicly traded common stocks, preferred stocks, convertible preferred stocks, and other equity-related instruments (including, for example, investment trusts and other financial instruments) of companies located in the Asia Pacific region, which includes Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam.

PORTFOLIO MANAGERS
Lead Manager: Andrew T. Foster	Co-Manager: Jesper Madsen, CFA

PORTFOLIO MANAGER COMMENTARY

The Matthews Asia Pacific Equity Income Fund returned 5.24% during the third quarter, while its benchmark, the MSCI All Country Asia Pacific Index, rose 7.62% during the same period. Year-to-date, the Fund and index gained 16.61% and 18.32%, respectively.

Asian stock markets see-sawed during the third quarter as fears surfaced regarding a slowdown in global growth, prompted by difficulties in the U.S. subprime mortgage industry. However, a powerful rally began in mid-September as the U.S. Federal Reserve cut interest rates by half a percentage point in order to restore calm to the markets. During this period, the Fund marginally underperformed its benchmark. This result stemmed largely from the Fund’s relative underweight position in Chinese financial institutions, combined with a recent push to increase exposure to Japanese financial institutions. While we believe this strategy will benefit the Fund in the long term, it had a negative impact during the quarter: the former group performed exceptionally during the quarter (the MSCI China Financials Index was up 43.3%), whereas the latter group slumped terribly (the MSCI Japan Financials Index fell 11.4%).

Though the recent performance of Japanese financial institutions might suggest otherwise, we remain convinced that a number of positive changes are underway among select companies in this sector. After a decade of sluggish growth, hampered by bad loans, the banks have begun to lend again, with better credit quality standards. Financial institutions in Japan have begun to cultivate a greater focus on retail services, and have created new wealth management businesses to address the country’s massive but underutilized pool of savings. Perhaps most important from the Fund’s perspective, some companies have seen their profitability improve to the point where they are now paying dividends again, and

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12    MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2007, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF SEPTEMBER 30, 2007

Fund Inception: 10/31/06	3 MO	YTD	SINCE INCEPTION
Matthews Asia Pacific Equity Income Fund	5.24%	16.61%	25.82%[1]
MSCI All Country Asia Pacific Index[2]	7.62%	18.32%	25.98%[1]

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

OPERATING EXPENSES[3]
Net Ratio: 9 months ended 9/30/07 (annualized)[4,5]	1.44%
Net Ratio: Fiscal Period 2006 (annualized)[5,7]	1.50%
Gross Ratio: Fiscal Period 2006 (annualized)[7]	2.93%

PORTFOLIO TURNOVER[6]
9 months ended 9/30/07 (annualized)[4]	31.71%
Fiscal Period 2006 (annualized)[7]	0.00%

TOP TEN HOLDINGS8

	COUNTRY	% OF NET ASSETS
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	5.0%
HSBC Holdings PLC	United Kingdom	3.9%
BOC Hong Kong Holdings, Ltd.	China/Hong Kong	3.4%
Hang Seng Bank, Ltd.	China/Hong Kong	3.2%
The Sumitomo Trust & Banking Co., Ltd.	Japan	3.2%
Lawson, Inc.	Japan	3.1%
Ashok Leyland, Ltd.	India	3.1%
Globe Telecom, Inc.	Philippines	2.9%
SK Telecom Co., Ltd.	South Korea	2.9%
CLP Holdings, Ltd.	China/Hong Kong	2.8%
% OF ASSETS IN TOP 10		33.5%

[1]	Actual return; not annualized.
[2]

The MSCI All Country Asia Pacific Index is a free float-adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand. The Matthews Asia Pacific Equity Income Fund invests in countries that are not included in the MSCI All Country Asia Pacific Index. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[3]	Matthews Asian Funds do not charge 12b-1 fees.
[4]	Unaudited.
[5]

Includes management fee, administration and shareholder services fees after reimbursement, waiver or recapture or expenses by Advisor. The Advisor has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses until October 31, 2009. Voluntary fee waivers by the Advisor may be discontinued at any time.

[6]	The lesser of fiscal year-to-date long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.
[7]	The Matthews Asia Pacific Equity Income Fund commenced operations on 10/31/06.
[8]	Holdings may combine more than one security from same issuer.

800.789.ASIA [2742] www.matthewsfunds.com    13

MATTHEWS ASIA PACIFIC EQUITY INCOME FUND

COUNTRY ALLOCATION
Japan	18.9%
China/Hong Kong	18.2%
Taiwan	15.0%
Australia	7.9%
Singapore	7.7%
Malaysia	6.9%
South Korea	4.9%
India	4.9%
United Kingdom[1]	3.9%
Thailand	3.6%
Philippines	2.9%
Indonesia	2.0%
New Zealand	1.3%
Cash, cash equivalents and other	1.9%

SECTOR ALLOCATION
Financials	27.6%
Consumer Discretionary	19.1%
Telecommunication Services	12.5%
Information Technology	11.6%
Health Care	7.1%
Consumer Staples	6.7%
Industrials	6.3%
Utilities	4.3%
Energy	2.9%
Cash, cash equivalents and other	1.9%

MARKET CAP EXPOSURE
Large cap (over $5 billion)	52.9%
Mid cap ($1–$5 billion)	29.5%
Small cap (under $1 billion)	15.7%
Cash, cash equivalents and other	1.9%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
50	$12.45	$72.3 million	2.00% within 90 calendar days	None

[1]	The United Kingdom is not included in the MSCI All Country Asia Pacific Index.

14    MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2007, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 12

growing ones at that. Sumitomo Trust, the Fund’s largest holding in the sector, has grown its dividend at a compounded 16% rate over the last decade, and a 28% rate over the last five years. Sumitomo has managed to do this by growing its earnings base and also by raising its payout ratio substantially—yet there is room for further improvement, as the company’s payout ratio is only about 30% at present.

Sumitomo has done a particularly good job of cultivating its burgeoning wealth management business. We remain confident that its improved profitability, strong financial position and conservative payout ratio should allow for substantial dividend growth in the future. A cloud may hang over Japan’s markets at the moment, but we believe these strong fundamentals make Sumitomo an excellent long-term holding for the Fund.

As we move forward into the final quarter of the year, we continue to look for opportunities that meet the requirements of this Fund’s yield orientation, but that also offer good prospects for earnings growth, and therefore dividend growth. We seek to invest in companies that will offer the greatest growth-in-yield, rather than those that offer either the greatest growth, or the greatest yield. On a final note: The recently strong performance of China and India notwithstanding, we remain convinced that a well-balanced fund—one that offers participation in both Asia’s developed markets and its emerging markets—will serve shareholders’ interests well over the long term.

800.789.ASIA [2742] www.matthewsfunds.com    15

MATTHEWS ASIA PACIFIC EQUITY INCOME FUND

SCHEDULE OF INVESTMENTS* (UNAUDITED)

EQUITIES: 98.1%**

	SHARES	VALUE
JAPAN: 18.9%
The Sumitomo Trust & Banking Co., Ltd.	305,000	$2,307,448
Lawson, Inc.	70,700	2,234,284
Benesse Corp.	49,800	1,907,631
Monex Beans Holdings, Inc.	2,784	1,832,328
Eisai Co., Ltd.	38,700	1,829,461
Takeda Pharmaceutical Co., Ltd.	19,700	1,385,766
Tokyu REIT, Inc.	130	1,267,575
Hisamitsu Pharmaceutical Co., Inc.	33,500	909,938

Total Japan		13,674,431

CHINA/HONG KONG: 18.2%
BOC Hong Kong Holdings, Ltd.	966,000	2,442,511
Hang Seng Bank, Ltd.	131,300	2,329,439
CLP Holdings, Ltd.	289,500	2,002,047
SA SA International Holdings, Ltd.	4,500,000	1,588,459
Café de Coral Holdings, Ltd.	822,000	1,536,943
ASM Pacific Technology, Ltd.	142,000	1,254,996
Huaneng Power International, Inc. H Shares	836,000	1,110,767
PetroChina Co., Ltd. ADR	4,200	777,462
PetroChina Co., Ltd. H Shares	48,000	89,154

Total China/Hong Kong		13,131,778

TAIWAN: 15.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,661,298	3,237,584
Chunghwa Telecom Co., Ltd.	1,053,500	1,969,159
Giant Manufacturing Co., Ltd.	647,000	1,681,189
Taiwan Secom Co., Ltd.	821,000	1,358,480
President Chain Store Corp.	427,000	1,199,813
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	35,087	355,081
Other Investments		1,066,340

Total Taiwan		10,867,646

AUSTRALIA: 7.9%
Insurance Australia Group, Ltd.	400,554	1,866,018
Coca-Cola Amatil, Ltd.	179,498	1,433,500
St. George Bank, Ltd.	42,964	1,349,214
TABCORP Holdings, Ltd.	76,523	1,028,727

Total Australia		5,677,459

SINGAPORE: 7.7%
Singapore Press Holdings, Ltd.	585,000	1,701,245
Venture Corp., Ltd.	106,000	1,177,381
Parkway Life REIT***	1,157,868	989,897
Singapore Post, Ltd.	1,142,000	937,893
Yellow Pages (Singapore), Ltd.	892,000	720,565

Total Singapore		5,526,981

MALAYSIA: 6.9%
Media Prima BHD	2,050,100	1,714,684
Public Bank BHD	462,800	1,351,390
Berjaya Sports Toto BHD	691,200	1,014,233
Malayan Banking BHD	285,300	920,998

Total Malaysia		5,001,305

SOUTH KOREA: 4.9%
Hana Financial Group, Inc.	30,390	1,432,833
SK Telecom Co., Ltd. ADR	36,300	1,078,110
SK Telecom Co., Ltd.	4,488	1,029,808

Total South Korea		3,540,751

INDIA: 4.9%
Ashok Leyland, Ltd.	1,945,000	2,223,345
HCL-Infosystems, Ltd.	230,167	1,295,023

Total India		3,518,368

UNITED KINGDOM: 3.9%
HSBC Holdings PLC ADR	16,900	1,564,940
HSBC Holdings PLC	70,000	1,284,969

Total United Kingdom		2,849,909

16    MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2007

	SHARES	VALUE
THAILAND: 3.6%
Advanced Info Service Public Co., Ltd.	540,600	$1,403,746
PTT Public Co., Ltd.	121,500	1,191,072

Total Thailand		2,594,818

PHILIPPINES: 2.9%
Globe Telecom, Inc.	64,950	2,119,345

Total Philippines		2,119,345

INDONESIA: 2.0%
PT Telekomunikasi Indonesia ADR	15,700	766,474
PT Telekomunikasi Indonesia	559,000	672,389

Total Indonesia		1,438,863

NEW ZEALAND: 1.3%
Fisher & Paykel Appliances Holdings, Ltd.	345,798	932,883

Total New Zealand		932,883

TOTAL INVESTMENTS: 98.1%		70,874,537
(Cost $65,452,861****)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.9%		1,386,406

NET ASSETS: 100.0%		$72,260,943

*	On the last business day of the period, a third-party pricing service was used to fair value certain securities held by this fund (Note A).
**	As a percentage of net assets as of September 30, 2007 *** Non-income producing security
****	Cost of investments is $65,452,861 and net unrealized appreciation consists of:

Gross unrealized appreciation	$7,036,303
Gross unrealized depreciation	(1,614,627)

Net unrealized appreciation	$5,421,676

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying notes to schedules of investments.

The portfolio data should not be relied upon as a complete list of this Fund’s holdings, as information on particular holdings may have been withheld if it was in the Fund’s interest to do so.

800.789.ASIA [2742] www.matthewsfunds.com    17

MATTHEWS PACIFIC TIGER FUND (CLOSED TO MOST NEW INVESTORS)

FUND DESCRIPTION	SYMBOL: MAPTX

Under normal market conditions, the Matthews Pacific Tiger Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in the Pacific Tiger countries of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam.

PORTFOLIO MANAGERS
Lead Manager: Mark W. Headley	Co-Manager: Richard H. Gao

PORTFOLIO MANAGER COMMENTARY

The Matthews Pacific Tiger Fund gained 10.34% for the three months ending September 30, 2007, well behind the 18.74% gain for the MSCI All Country Far East ex-Japan Index. While the Fund enjoyed a strong second quarter relative to the benchmark, it has underperformed year-to-date. The Fund continues to follow the disciplines that have delivered a long history of out-performance, but it is this same strategy that prevents the portfolio from being able to take advantage of the market’s current zeal.

The general enthusiasm in the markets has three primary areas of focus: anything to do with China (the more speculative the better); commodity and energy companies; and aggressive growth companies around the region. As the region appears to be headed for its fifth straight year of significant double-digit returns, investors seem to be embracing a very high level of risk. We continue to manage the portfolio with a bias toward avoiding the speculation that we believe exists in the markets.

The Fund continues to maintain large positions in companies such as Hana Financial in Korea and Advanced Info Service in Thailand—companies we consider very strong franchises that are well-managed and undervalued following a couple of years of underperformance. Hana Financial has a 2008 price-to-earnings ratio of roughly eight times earnings, while Advanced Info Service enjoys reasonable valuations and a dividend yield of over 6%. While we are not following a “value” discipline, we have always been encouraged when growth companies are priced at levels that would fit a typical value approach. Of course, as all value investors know, the short term can be dominated by issues such as fears over U.S. mortgage-related securities held by Asian banks or Thailand’s tricky political environment.

During the third quarter, the portfolio saw very strong returns from Chinese holdings with more modest gains from companies in Korea and Hong Kong. More specifically, the portfolio continued on page 21

18    MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2007, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF SEPTEMBER 30, 2007

				Average Annual Total Returns
Fund Inception: 9/12/94	3 MO	YTD	1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
Matthews Pacific Tiger Fund	10.34%	27.84%	44.82%	32.31%	33.28%	12.92%	10.89%
MSCI All Country Far East ex-Japan Index[1]	18.74%	39.25%	61.10%	35.95%	31.55%	8.40%	5.34%[2]
MSCI All Country Asia ex-Japan Index[3]	18.80%	39.36%	61.22%	37.38%	32.78%	9.16%	5.74%[2]
Lipper Pacific ex-Japan Funds Category Average[4]	14.82%	37.98%	59.19%	36.97%	30.99%	10.36%	7.97%[2]

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

OPERATING EXPENSES[5]
Net Ratio: 9 months ended 9/30/07 (annualized)[6,7]	1.10%
Net Ratio: Fiscal Year 2006[7]	1.16%
Gross Ratio: Fiscal Year 2006	1.18%

PORTFOLIO TURNOVER[8]
9 months ended 9/30/07 (annualized)[6]	26.88%
Fiscal Year 2006	18.80%

[1]

The MSCI All Country Far East ex-Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand. The Matthews Pacific Tiger Fund invests in countries that are not included in the MSCI All Country Far East ex-Japan Index. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]	Calculated from 8/31/94.
[3]

The MSCI All Country Asia ex-Japan Index is a free float–adjusted market capitalization–weighted index of the stock of markets of China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan, and Thailand. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[4]

As of 9/30/07, the Lipper Pacific ex-Japan Funds Category Average consisted of 49 funds for the three-month period, 46 funds for the YTD and one-year periods, 44 funds for the three-year period, 41 funds for the five-year period, 23 funds for the 10-year period, and 9 funds since 8/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

[5]	Matthews Asian Funds do not charge 12b-1 fees.
[6]	Unaudited.
[7]

Includes management fee, administration and shareholder services fees after reimbursement, waiver or recapture of expenses by Advisor. Voluntary fee waivers by the Advisor may be discontinued at any time.

[8]	The lesser of fiscal year-to-date long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com    19

MATTHEWS PACIFIC TIGER FUND (CLOSED TO MOST NEW INVESTORS)

TOP TEN HOLDINGS1

	COUNTRY	% OF NET ASSETS
Lenovo Group, Ltd.	China/Hong Kong	4.4%
Hang Lung Group, Ltd.	China/Hong Kong	3.0%
NHN Corp.	South Korea	2.9%
Amorepacific Corp.	South Korea	2.9%
Advanced Info Service Public Co., Ltd.	Thailand	2.9%
Hana Financial Group, Inc.	South Korea	2.6%
Ping An Insurance (Group) Co. of China, Ltd.	China/Hong Kong	2.6%
Agile Property Holdings, Ltd.	China/Hong Kong	2.5%
DBS Group Holdings, Ltd.	Singapore	2.4%
Swire Pacific, Ltd.	China/Hong Kong	2.3%
% OF ASSETS IN TOP 10		28.5%

COUNTRY ALLOCATION
China/Hong Kong	34.8%
South Korea	20.5%
India[2]	11.7%
Singapore	10.9%
Thailand	7.6%
Indonesia	5.8%
Taiwan	4.0%
Malaysia	3.7%
Philippines	0.5%
Cash, cash equivalents and other	0.5%

SECTOR ALLOCATION
Financials	32.0%
Information Technology	16.5%
Consumer Discretionary	15.4%
Consumer Staples	10.4%
Health Care	9.5%
Industrials	8.7%
Telecommunication Services	6.7%
Utilities	0.3%
Cash, cash equivalents and other	0.5%

MARKET CAP EXPOSURE
Large cap (over $5 billion)	51.9%
Mid cap ($1–$5 billion)	41.1%
Small cap (under $1 billion)	6.5%
Cash, cash equivalents and other	0.5%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
72	$30.31	$3.94 billion	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer.
[2]	India is not included in the MSCI All Country Far East ex-Japan Index.

20    MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2007, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 18

benefited significantly from our primary positions in China, including Ping An Insurance, Agile Property and Lenovo Group. After a long period of underperformance relative to the China universe, Lenovo has doubled in value since the spring. Despite this tremendous return, the company remains at a significantly lower valuation than many “hot” China plays and is currently the largest holding in the portfolio. The Fund’s holdings in India, while positive, suffered from weakness in the pharmaceutical sector. Taiwan was the only market where the Fund had a modest negative return. The portfolio’s health care exposure continued to negatively affect performance. That said, we are maintaining a long-term position in this sector, as we believe it is under-represented in the regional markets.

Where we have observed valuations rise, we have steadily trimmed positions and reallocated to areas where we see more attractive combinations of growth and value. We have also made steady progress in adding a number of smaller companies to the portfolio in modest size. More specifically, as part of our long-term strategy, we are willing to accept a higher number of holdings in order to gain greater exposure to smaller companies. Small company exposure has always been a significant component of the portfolio, but many of our long-time positions have grown beyond our modest $1 billion small-cap guideline. Historically, we have avoided establishing positions that represent less than one percent of the Fund, but we are now building a number of smaller positions where we see long-term growth opportunities. This effort is being ably assisted by Senior Analyst, Lydia So, who is working closely with the overall portfolio as well.

Asia’s general economic and business environment remains very strong and we believe many of the Fund’s holdings are attractively valued and have excellent long-term prospects. Looking ahead, we expect volatile markets given the strong gains in many areas coupled with increasing uncertainty over global growth. We continue to see the primary risks to the markets emanating from the U.S. as was witnessed this summer. Valuations, particularly in China-related securities, are also a growing concern. In general, it is clear that both global and domestic investors across much of Asia are recognizing the tremendous strengths of the region. The resulting enthusiasm will undoubtedly produce some unsustainable situations, but the overall recognition of developing Asia’s importance and long-term potential is much deserved in our opinion.

800.789.ASIA [2742] www.matthewsfunds.com    21

MATTHEWS PACIFIC TIGER FUND

SCHEDULE OF INVESTMENTS* (UNAUDITED)

EQUITIES: 99.5%**

	SHARES	VALUE
CHINA/HONG KONG: 34.8%
Lenovo Group, Ltd.	229,758,000	$175,172,812
Hang Lung Group, Ltd.	20,824,000	118,305,907
Ping An Insurance (Group) Co. of China, Ltd. H Shares	7,540,000	104,063,320
Agile Property Holdings, Ltd.	46,806,000	98,131,738
Swire Pacific, Ltd. A Shares	7,638,500	92,385,267
Dah Sing Financial Holdings, Ltd.	10,893,600	83,827,533
Shangri-La Asia, Ltd.	22,824,000	76,739,935
Television Broadcasts, Ltd.	10,362,700	62,092,516
Tencent Holdings, Ltd.	9,211,000	59,260,588
NWS Holdings, Ltd.	24,775,636	58,082,596
Dairy Farm International Holdings, Ltd.	11,984,900	56,329,030
NetEase.com, Inc. ADR***	3,299,600	55,763,240
China Mobile, Ltd. ADR	668,250	54,823,230
China Merchants Bank Co., Ltd. H Shares	11,316,500	49,561,606
Integrated Distribution Services Group, Ltd.	11,833,000	45,690,206
Travelsky Technology, Ltd. H Shares†	40,812,000	43,560,936
China Vanke Co., Ltd. B Shares	11,782,993	33,220,544
Dynasty Fine Wines Group, Ltd.†	77,862,000	30,402,122
Dickson Concepts International, Ltd.†	28,334,900	29,496,395
Glorious Sun Enterprises, Ltd.	35,727,000	17,079,035
SCMP Group, Ltd.	31,350,000	10,485,152
Other Investments		19,702,795

Total China/Hong Kong		1,374,176,503

SOUTH KOREA: 20.5%
NHN Corp.***	497,772	115,196,798
Amorepacific Corp.	152,635	113,909,212
Hana Financial Group, Inc.	2,210,233	104,208,429
Samsung Securities Co., Ltd.	719,525	65,254,125
Hanmi Pharmaceutical Co., Ltd.†	422,133	63,882,671
MegaStudy Co., Ltd.	195,004	59,447,242
S1 Corp.	973,120	58,374,441
Hyundai Development Co.	532,704	49,766,381
Yuhan Corp.	212,450	45,150,269
ON*Media Corp.***	4,834,370	37,504,400
Nong Shim Co., Ltd.	147,466	36,334,772
GS Home Shopping, Inc.	234,698	20,746,359
SK Telecom Co., Ltd. ADR	680,300	20,204,910
Hite Brewery Co., Ltd.	140,645	19,670,629

Total South Korea		809,650,638

INDIA: 11.7%
Cipla, Ltd.	16,291,450	74,532,438
HDFC Bank, Ltd.	1,952,568	70,345,859
Dabur India, Ltd.	25,999,367	69,064,132
Infosys Technologies, Ltd.	1,379,167	65,510,216
Titan Industries, Ltd.	1,510,446	55,679,632
Sun Pharmaceutical Industries, Ltd.	2,296,352	55,599,985
Bank of Baroda	4,547,022	37,257,110
Sun Pharma Advanced Research Co., Ltd.***	2,296,352	4,330,782
Other Investments		29,153,464

Total India		461,473,618

SINGAPORE: 10.9%
DBS Group Holdings, Ltd.	6,385,750	92,852,373
Fraser and Neave, Ltd.	23,422,750	89,875,244
Hyflux, Ltd.†	34,829,187	67,290,318
Venture Corp., Ltd.	5,732,800	63,676,338
Keppel Land, Ltd.	10,416,000	58,197,779
Parkway Holdings, Ltd.	18,091,050	51,636,521
Parkway Life REIT***	961,302	821,847
Other Investments		7,792,144

Total Singapore		432,142,564

22    MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2007

	SHARES	VALUE
THAILAND: 7.6%
Advanced Info Service Public Co., Ltd.	43,742,500	$113,583,735
Bangkok Bank Public Co., Ltd.	19,625,900	65,849,117
Bank of Ayudhya Public Co., Ltd. NVDR	61,539,600	49,375,317
Land & Houses Public Co., Ltd.	173,222,300	43,968,899
Amata Corp. Public Co., Ltd.†	59,894,900	26,911,202

Total Thailand		299,688,270

INDONESIA: 5.8%
PT Telekomunikasi Indonesia	45,799,000	55,089,010
PT Kalbe Farma	341,674,000	49,691,243
PT Bank Central Asia	69,945,500	47,038,253
PT Astra International	21,155,730	44,532,291
PT Ramayana Lestari Sentosa	277,326,000	25,776,610
PT Telekomunikasi Indonesia ADR	108,300	5,287,206

Total Indonesia		227,414,613

TAIWAN: 4.0%
President Chain Store Corp.	29,591,000	83,146,766
Taiwan Semiconductor Manufacturing Co., Ltd.	37,970,053	73,997,100

Total Taiwan		157,143,866

MALAYSIA: 3.7%
Resorts World BHD	60,482,500	69,579,281
Public Bank BHD	16,107,900	47,035,541
Top Glove Corp. BHD	15,609,880	28,860,526

Total Malaysia		145,475,348

PHILIPPINES: 0.5%
SM Prime Holdings, Inc.	70,208,117	18,701,385

Total Philippines		18,701,385

		VALUE
TOTAL INVESTMENTS: 99.5%		$3,925,866,805
(Cost $2,471,882,255****)
CASH AND OTHER ASSETS, LESS LIABILITIES: 0.5%		18,041,755

NET ASSETS: 100.0%		$3,943,908,560

*	On the last business day of the period, a third-party pricing service was used to fair value certain securities held by this fund (Note A).
**	As a percentage of net assets as of September 30, 2007
***	Non-income producing security
****	Cost of investments is $2,471,882,255 and net unrealized appreciation consists of:

Gross unrealized appreciation	$1,485,248,068
Gross unrealized depreciation	(31,263,518)

Net unrealized appreciation	$1,453,984,550

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR	American Depositary Receipt
NVDR	Non-voting Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying notes to schedules of investments.

The portfolio data should not be relied upon as a complete list of this Fund’s holdings, as information on particular holdings may have been withheld if it was in the Fund’s interest to do so.

800.789.ASIA [2742] www.matthewsfunds.com    23

MATTHEWS ASIAN GROWTH AND INCOME FUND

(CLOSED TO MOST NEW INVESTORS)

FUND DESCRIPTION	SYMBOL: MACSX

Under normal market conditions, the Matthews Asian Growth and Income Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities and the convertible securities, of any duration or quality, of companies located in Asia. Asia includes China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam.

PORTFOLIO MANAGERS
Lead Manager: G. Paul Matthews	Co-Manager: Andrew T. Foster

PORTFOLIO MANAGER COMMENTARY

The Matthews Asian Growth and Income Fund returned 5.67% during the third quarter, while its benchmark, the MSCI All Country Far East ex-Japan Index, rose 18.74% for the same period. Year-to-date, the Fund and its benchmark gained 17.89% and 39.25%, respectively.

Markets in Asia underwent wild swings during the third quarter of 2007. In mid-July, reports of credit-related problems stemming from the U.S. mortgage sector dragged stocks lower globally, and Asian equities followed suit. However, a half-percentage point rate cut by the U.S. Federal Reserve in mid-September started a rapid and powerful rally in global shares. Asian markets moved in tandem: by the end of the quarter, several markets in the region attained record new highs, with China and India leading the way. China’s gains were also fueled by the government’s announcement of a proposed reform that, if enacted, will substantially liberalize the flow of investment capital outside continued on page 27

24    MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2007, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF SEPTEMBER 30, 2007

				Average Annual Total Returns
Fund Inception: 9/12/94	3 MO	YTD	1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
Matthews Asian Growth and Income Fund	5.67%	17.89%	31.33%	22.90%	23.45%	15.38%	13.31%
MSCI All Country Far East ex-Japan Index[1]	18.74%	39.25%	61.10%	35.95%	31.55%	8.40%	5.34%[2]
Lipper Pacific ex-Japan Funds Category Average[3]	14.82%	37.98%	59.19%	36.97%	30.99%	10.36%	7.97%[2]

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

30 -DAY SEC YIELD[4]
1.40%

OPERATING EXPENSES[6]
Net Ratio: 9 months ended 9/30/07 (annualized)[7,8]	1.14%
Net Ratio: Fiscal Year 2006[8]	1.19%
Gross Ratio: Fiscal Year 2006	1.20%

INCOME DISTRIBUTION YIELD[5]
2.89%

PORTFOLIO TURNOVER[9]
9 months ended 9/30/07 (annualized)[7]	31.24%
Fiscal Year 2006	28.37%

[1]

The MSCI All Country Far East ex-Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand. The Matthews Asian Growth and Income Fund invests in countries that are not included in the MSCI All Country Far East ex-Japan Index. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]	Calculated from 8/31/94.
[3]

As of 9/30/07, the Lipper Pacific ex-Japan Funds Category Average consisted of 49 funds for the three-month period, 46 funds for the YTD and one-year periods, 44 funds for the three-year period, 41 funds for the five-year period, 23 funds for the 10-year period, and 9 funds since 8/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

[4]

The 30-day SEC Yield represents net investment income earned by the Fund over the 30-day period ended 9/30/07, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The SEC Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate, the income paid to a shareholder’s account, or the income reported in the Fund’s financial statements. Past yields are no guarantee of future yields.

[5]

The Income Distribution Yield represents the past two dividends (does not include capital gains) paid by the Fund for the period ended 9/30/07, expressed as an annual percentage rate based on the Fund’s share price on 9/30/07. Generally, the Fund has made distributions of net investment income twice each year and of capital gains, if any, annually. Past Income Distribution Yields are no guarantee of future yields or that any distributions will continue to be paid twice each year.

[6]	Matthews Asian Funds do not charge 12b-1 fees.
[7]	Unaudited.
[8]

Includes management fee, administration and shareholder services fees after reimbursement, waiver or recapture of expenses by Advisor. Voluntary fee waivers by the Advisor may be discontinued at any time.

[9]	The lesser of fiscal year-to-date long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com    25

MATTHEWS ASIAN GROWTH AND INCOME FUND

(CLOSED TO MOST NEW INVESTORS)

TOP TEN HOLDINGS1

	COUNTRY	SECURITY TYPE	% OF NET ASSETS
Hang Seng Bank, Ltd.	China/Hong Kong	Equity	2.9%
Singapore Press Holdings, Ltd.	Singapore	Equity	2.9%
China Petroleum & Chemical Co., Ltd., Cnv., 0.000%, 04/24/14	China/Hong Kong	Convertible Bond	2.8%
SK Telecom Co., Ltd.	South Korea	Equity	2.7%
HSBC Holdings PLC	United Kingdom	Equity	2.7%
Hongkong Land, Ltd., Cnv., 2.750%, 12/21/12	China/Hong Kong	Convertible Bond	2.7%
Fraser and Neave, Ltd.	Singapore	Equity	2.5%
CLP Holdings, Ltd.	China/Hong Kong	Equity	2.4%
CITIC Pacific, Ltd.	China/Hong Kong	Equity	2.3%
Far EasTone Telecommunications Co., Ltd.	Taiwan	Equity	2.3%
% OF ASSETS IN TOP 10			26.2%

COUNTRY ALLOCATION
China/Hong Kong	30.4%
Singapore	14.4%
South Korea	12.4%
Taiwan	10.6%
India[2]	8.5%
Malaysia	5.0%
Australia[2]	4.1%
Thailand	3.7%
United Kingdom[2]	2.7%
Japan[2]	2.2%
Indonesia	2.1%
Philippines	1.3%
Cash, cash equivalents and other	2.6%

SECTOR ALLOCATION
Financials	25.9%
Telecommunication Services	21.8%
Consumer Discretionary	15.3%
Industrials	10.3%
Utilities	10.0%
Health Care	4.4%
Consumer Staples	3.9%
Information Technology	3.0%
Energy	2.8%
Cash, cash equivalents and other	2.6%

MARKET CAP EXPOSURE
Large cap (over $5 billion)	53.4%
Mid cap ($1–$5 billion)	34.9%
Small cap (under $1 billion)	9.1%
Cash, cash equivalents and other	2.6%

BREAKDOWN BY SECURITY[3]
Common Equities	75.6%
Convertible Bonds	19.2%
Preferred Equities	2.6%
Cash, cash equivalents and other	2.6%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
79	$21.26	$2.30 billion	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer.
[2]	India, Australia, the United Kingdom and Japan are not included in the MSCI All Country Far East ex-Japan Index.
[3]	As of 9/30/07, convertible bonds, which are not reflected in the Fund’s benchmark, the MSCI All Country Far East ex-Japan Index, accounted for 19.2% of the Matthews Asian Growth and Income Fund.

26    MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2007, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 24

the country’s borders. The fact that China continued to push for aggressive financial reforms amid a global financial scare like the recent “subprime crisis” suggests the country’s leadership is both confident and resolved to modernize the economy. Chinese shares available to non-domestic investors (represented by the MSCI China Index) responded strongly to the news, rising 41.9% during the quarter.

Amid such volatility, the Fund’s returns proved more stable than most market indices in the Asian region. However, the Fund’s relatively conservative orientation meant that it did not fully participate in the sharp rally that characterized the latter part of the quarter. Even as Asian markets have accelerated their gains, we have taken the opportunity to trim exposure to some of the Fund’s most aggressively valued positions. In their place, we have substituted some higher-yielding stocks where we continue to find pockets of opportunity. Only a few quarters ago, income-producing securities were very much in vogue, so much so that valuations in some sectors tested credibility. However, some investors have recently gravitated towards riskier, “high beta” stocks. In the process, valuations on some higher-yielding equities have improved, creating new opportunities for the Fund.

The Fund’s challenge at this juncture is to maintain its exposure to markets such as China, where we maintain high conviction in the economy’s transformation, yet where valuations are heady. In response, our approach has been to seek out positions that offer higher yields, but which also have underestimated growth prospects—and underappreciated potential in China.

Hang Seng Bank, the Fund’s largest contributor to performance during the quarter, illustrates this strategy. Hang Seng is one of the largest banks based in Hong Kong, operating as HSBC’s local arm (HSBC owns 62% of Hang Seng). In recent years, Hang Seng’s shares have suffered from the perception that it is a lower-growth company, one with prospects largely confined to the mature Hong Kong mortgage market. The bank has historically paid a generous and growing dividend, raising its attractiveness to income-oriented investors like us. However, the Fund’s investment in Hang Seng was also premised on the bank’s ability to tap new sources of revenue growth, both domestically in Hong Kong, and over the border in China. Hang Seng’s latest results suggest that both points are shaping up, as it has reinvigorated its Hong Kong wealth management business, and launched a set of new direct banking services in China. Our intention is to continue to build exposure to securities like Hang Seng that offer an attractive balance of risk versus reward.

800.789.ASIA [2742] www.matthewsfunds.com    27

MATTHEWS ASIAN GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS* (UNAUDITED)

COMMON EQUITIES: 75.6%**

	SHARES	VALUE
CHINA/HONG KONG: 24.1%
Hang Seng Bank, Ltd.	3,767,700	$66,844,090
CLP Holdings, Ltd.	7,839,700	54,215,716
CITIC Pacific, Ltd.	8,406,000	53,501,930
Hang Lung Group, Ltd.	6,860,000	38,973,229
Television Broadcasts, Ltd.	5,890,000	35,292,435
Café de Coral Holdings, Ltd.	17,353,100	32,446,137
PCCW, Ltd.	48,711,000	32,180,415
Giordano International, Ltd.	64,835,000	31,767,353
HongKong Electric Holdings, Ltd.	6,090,500	31,616,841
ASM Pacific Technology, Ltd.	3,559,500	31,458,867
I-CABLE Communications, Ltd.†	129,144,000	26,817,217
China Travel International Investment HK, Ltd.	35,992,000	26,515,624
Hang Lung Properties, Ltd.	5,216,920	23,292,072
Vitasoy International Holdings, Ltd.	50,051,000	21,694,269
Hong Kong & China Gas Co., Ltd.	8,787,900	20,446,315
Cheung Kong Infrastructure Holdings, Ltd.	4,475,500	16,781,173
SA SA International Holdings, Ltd.†	25,104,000	8,861,486
China-Hong Kong Photo Products Holdings, Ltd.	14,998,003	1,739,188
CITIC Pacific, Ltd. Rights, Expire 10/09/07***	336,240	—

Total China/Hong Kong		554,444,357

SINGAPORE: 14.4%
Singapore Press Holdings, Ltd.	22,741,500	66,134,823
Fraser and Neave, Ltd.	14,832,100	56,912,131
DBS Group Holdings, Ltd.	3,347,000	48,667,250
Parkway Holdings, Ltd.	14,242,200	40,650,911
Ascendas REIT	18,255,000	33,548,401
StarHub, Ltd.	15,836,070	33,047,336
Singapore Post, Ltd.	27,747,000	22,787,842
Cerebos Pacific, Ltd.	6,465,000	17,495,321
Yellow Pages (Singapore), Ltd.	6,638,000	5,362,235
Other Investments		7,868,024

Total Singapore		332,474,274

TAIWAN: 10.6%
Far EasTone Telecommunications Co., Ltd.	41,321,000	52,292,241
Chunghwa Telecom Co., Ltd. ADR	2,210,345	40,847,176
President Chain Store Corp.	13,898,000	39,051,528
Taiwan Semiconductor Manufacturing Co., Ltd.	19,478,352	37,959,957
Taiwan Secom Co., Ltd.	17,585,779	29,098,577
Cathay Financial Holding Co., Ltd.	9,352,705	22,124,370
SinoPac Financial Holdings Co., Ltd.	34,020,047	15,845,096
Chunghwa Telecom Co., Ltd.	3,381,356	6,320,292

Total Taiwan		243,539,237

SOUTH KOREA: 8.2%
SK Telecom Co., Ltd.	221,578	50,842,854
Hana Financial Group, Inc.	751,889	35,450,186
KT Corp.	505,730	25,391,492
Korea Electric Power Corp.	480,590	22,527,656
KT Corp. ADR	718,800	18,005,940
Daehan City Gas Co., Ltd.	280,300	12,649,028
SK Telecom Co., Ltd. ADR	395,300	11,740,410
Korea Electric Power Corp. ADR	259,750	6,013,213
G11R, Inc.	309,540	4,752,007

Total South Korea		187,372,786

AUSTRALIA: 4.1%
Insurance Australia Group, Ltd.	10,161,357	47,337,624
AXA Asia Pacific Holdings, Ltd.	5,515,970	38,177,892
Fairfax Media, Ltd.	2,262,260	9,475,016

Total Australia		94,990,532

THAILAND: 3.7%
Advanced Info Service Public Co., Ltd.	18,935,000	49,167,469
BEC World Public Co., Ltd.	47,386,400	32,074,821
Thai Reinsurance Public Co., Ltd.	25,672,800	4,718,852

Total Thailand		85,961,142

28    MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2007

	SHARES	VALUE
UNITED KINGDOM: 2.7%
HSBC Holdings PLC ADR	630,500	$58,384,300
HSBC Holdings PLC	196,800	3,612,599

Total United Kingdom		61,996,899

INDIA: 2.2%
Gail India, Ltd.	3,320,586	31,582,962
Sun Pharmaceutical Industries, Ltd.	802,317	19,425,948
Sun Pharma Advanced Research Co., Ltd.****	200,000	377,188

Total India		51,386,098

JAPAN: 2.2%
Nippon Building Fund, Inc. REIT	2,865	41,653,680
Tokyu REIT, Inc.	959	9,350,803

Total Japan		51,004,483

INDONESIA: 2.1%
PT Telekomunikasi Indonesia ADR	745,500	36,395,310
PT Tempo Scan Pacific	139,445,000	12,351,061

Total Indonesia		48,746,371

PHILIPPINES: 1.3%
Globe Telecom, Inc.	899,030	29,335,718

Total Philippines		29,335,718

TOTAL COMMON EQUITIES		1,741,251,897

(Cost $1,231,602,015)

PREFERRED EQUITIES: 2.6%**

SOUTH KOREA: 2.6%
Hyundai Motor Co., Pfd.	566,280	23,512,500
Hyundai Motor Co., 2nd Pfd.	305,760	12,261,136
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	119,550	12,213,642
LG Household & Health Care, Ltd., Pfd.	177,830	12,085,911

Total South Korea		60,073,189

TOTAL PREFERRED EQUITIES		60,073,189

(Cost $19,413,954)

See footnotes on page 31.

800.789.ASIA [2742] www.matthewsfunds.com    29

MATTHEWS ASIAN GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS* (UNAUDITED) (continued)

INTERNATIONAL DOLLAR BONDS: 19.2%**

	FACE AMOUNT	VALUE
INDIA: 6.3%
Housing Development Finance Corp., Cnv. 0.000%, 09/27/10	$18,300,000	$35,547,750
Tata Motors, Ltd., Cnv. 1.000%, 04/27/11	27,349,000	33,981,133
Reliance Communications, Ltd., Cnv. 0.000%, 05/10/11	22,290,000	31,874,700
Tata Power Co., Ltd., Cnv. 1.000%, 02/25/10	15,464,000	23,041,360
Sun Pharmaceutical Industries, Ltd., Cnv. 0.000%, 11/26/09	13,269,000	20,948,434

Total India		145,393,377

CHINA/HONG KONG: 6.3%
China Petroleum & Chemical Corp., Cnv. 0.000%, 04/24/14	437,820,000	64,500,004
Hongkong Land CB 2005, Ltd., Cnv. 2.750%, 12/21/12	48,400,000	61,589,000
Brilliance China Finance, Ltd. Cnv. 0.000%, 06/07/11	14,950,000	18,179,200

Total China/Hong Kong		144,268,204

MALAYSIA: 5.0%
Rafflesia Capital, Ltd. Cnv. 1.250%, 10/04/11	42,100,000	47,573,000
Cherating Capital, Ltd. Cnv. 2.000%, 07/05/12	37,300,000	38,465,625

Prime Venture Labuan, Ltd., Cnv. 1.000%, 12/12/08	11,170,000	17,788,225
YTL Power Finance Cayman, Ltd., Cnv. 0.000%, 05/09/10	9,400,000	11,221,250

Total Malaysia		115,048,100

SOUTH KOREA: 1.6%
SK Telecom Co., Ltd., Cnv. 0.000%, 05/27/09	29,430,000	37,596,825

Total South Korea		37,596,825

TOTAL INTERNATIONAL DOLLAR BONDS		442,306,506

(Cost $375,688,946)

30    MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2007

VALUE
TOTAL INVESTMENTS: 97.4%	$2,243,631,592
(Cost $1,626,704,915*****)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 2.6%	59,626,534

NET ASSETS: 100.0%	$2,303,258,126

*	On the last business day of the period, a third-party pricing service was used to fair value certain securities held by this fund (Note A).
**	As a percentage of net assets as of September 30, 2007
***	Illiquid security
****	Non-income producing security
*****	Cost of investments is $1,626,704,915 and net unrealized appreciation consists of:

Gross unrealized appreciation	$630,016,487
Gross unrealized depreciation	(13,089,810)

Net unrealized appreciation	$616,926,677

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR	American Depositary Receipt
Cnv.	Convertible
Pfd.	Preferred
REIT	Real Estate Investment Trust

See accompanying notes to schedules of investments.

The portfolio data should not be relied upon as a complete list of this Fund’s holdings, as information on particular holdings may have been withheld if it was in the Fund’s interest to do so.

800.789.ASIA [2742] www.matthewsfunds.com    31

MATTHEWS ASIAN TECHNOLOGY FUND

FUND DESCRIPTION	SYMBOL: MATFX

Under normal market conditions, the Matthews Asian Technology Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that derive greater than 50% of their revenues from the sale of products or services in technology-related industries and services. Asia includes China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam.

Matthews considers technology-related industries and businesses to include, but not be limited to, the following: telecommunications, telecommunications equipment, computers, semiconductors, semiconductor capital equipment, networking, Internet and online service companies, media, office automation, server hardware producers, software companies (e.g., design, consumer and industrial), biotechnology and medical device technology companies, pharmaceuticals and companies involved in the distribution and servicing of these products.

PORTFOLIO MANAGERS
Lead Manager: J. Michael Oh	Co-Manager: Mark W. Headley

PORTFOLIO MANAGER COMMENTARY

For the quarter period ended September 30, 2007, the Matthews Asian Technology Fund gained 10.19%, outperforming its benchmark, the MSCI/Matthews Asian Technology Index, which advanced 6.56%.

After a good start in the first half of the year, Asian technology stocks turned in a strong performance in the third quarter. Internet-related companies continued to lead the way; in fact, the Internet represents the strongest performing area in Asian technology this year.

During the quarter, the Fund benefited most from its positions in the software and services sector, particularly Internet companies. The demand for various Internet services including keyword search and games (casual and massive-multi-online-role-playing) remained strong, especially in China and Korea. The telecommunications sector outperformed the information technology sector by a significant margin during the third quarter. Robust subscriber growth in emerging markets, such as China and India, contributed to the telecommunications sector’s strong performance. The technology hardware and equipment sector recovered in the third quarter after posting weak results during the first half of the year. The third quarter tends to be better for the consumer electronics industry as retailers increase orders in preparation for the holiday shopping season. Conversely, the health care and media sectors were the worst performers in the Fund during the quarter due to regulatory considerations that often impact these industries. Additionally, the semiconductor industry, which made a comeback in the second quarter, had a relatively weak quarter as the price of DRAM and flash memory products declined.

continued on page 35

32    MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2007, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF SEPTEMBER 30, 2007

				Average Annual Total Returns
Fund Inception: 12/27/99	3 MO	YTD	1 YR	3 YRS	5 YRS	SINCE INCEPTION
Matthews Asian Technology Fund	10.19%	22.85%	36.66%	26.12%	28.68%	0.35%
MSCI/Matthews Asian Technology Index[1]	6.56%	13.47%	22.02%	19.45%	17.80%	–5.80%[2]
Lipper Science and Technology Funds Category Average[3]	6.35%	17.29%	24.32%	15.36%	20.40%	–7.59%[2]

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

OPERATING EXPENSES[4]
Net Ratio: 9 months ended 9/30/07 (annualized)[5,6]	1.24%
Net Ratio: Fiscal Year 2006[6]	1.39%
Gross Ratio: Fiscal Year 2006	1.41%

PORTFOLIO TURNOVER[7]
9 months ended 9/30/07 (annualized)[5]	34.22%
Fiscal Year 2006	34.77%

[1]

The MSCI/Matthews Asian Technology Index is a free float–adjusted market capitalization–weighted index of Asian equities tracking a broad range of technology stocks including semiconductor equipment and products, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, software, IT consulting and services, Internet software and services, diversified telecommunications services, and wireless telecommunications services. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]	Calculated from 12/31/99.
[3]

As of 9/30/07, the Lipper Science and Technology Funds Category Average consisted of 293 funds for the three-month period, 283 funds for the YTD period, 278 funds for the one-year period, 254 funds for the three-year period, 232 funds for the five-year period, and 107 funds since 12/31/99. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

[4]	Matthews Asian Funds do not charge 12b-1 fees.
[5]	Unaudited.
[6]

Includes management fee, administration and shareholder services fees after reimbursement, waiver or recapture of expenses by Advisor. Voluntary fee waivers by the Advisor may be discontinued at any time.

[7]	The lesser of fiscal year-to-date long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com    33

MATTHEWS ASIAN TECHNOLOGY FUND

TOP TEN HOLDINGS1

	COUNTRY	% OF NET ASSETS
Samsung Electronics Co., Ltd.	South Korea	5.3%
NHN Corp.	South Korea	5.0%
China Mobile, Ltd.	China/Hong Kong	4.6%
Nintendo Co., Ltd.	Japan	3.9%
Tencent Holdings, Ltd.	China/Hong Kong	3.8%
Baidu.com	China/Hong Kong	3.8%
Hon Hai Precision Industry Co., Ltd.	Taiwan	2.9%
Sony Corp.	Japan	2.8%
Infosys Technologies, Ltd.	India	2.6%
The9, Ltd.	China/Hong Kong	2.6%
% OF ASSETS IN TOP 10		37.3%

COUNTRY ALLOCATION
Japan	27.2%
China/Hong Kong	26.6%
South Korea	19.1%
Taiwan	11.1%
India	9.4%
Singapore	1.5%
Malaysia	1.5%
Indonesia	1.4%
Thailand	1.2%
Cash, cash equivalents and other	1.0%

SECTOR ALLOCATION
Information Technology	66.3%
Consumer Discretionary	12.6%
Telecommunication Services	12.3%
Materials	3.0%
Health Care	2.5%
Industrials	2.3%
Cash, cash equivalents and other	1.0%

MARKET CAP EXPOSURE
Large cap (over $5 billion)	71.1%
Mid cap ($1–$5 billion)	12.2%
Small cap (under $1 billion)	15.7%
Cash, cash equivalents and other	1.0%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
51	$9.73	$209.2 million	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer.

34    MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2007, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 32

On a company basis, the largest contributor to the Fund’s performance during the quarter was Baidu—the dominant Internet search company in China. Baidu continued to strengthen its leadership position in China, further expanding its market share and widening the gap between the company and its competitors. In general, the Fund’s Internet-related holdings posted strong results during the quarter—Internet companies accounted for three of the Fund’s top five contributors to performance. China Mobile was the second largest contributor to Fund performance as strong subscriber growth, especially from rural areas, contributed to the company’s earnings. China now has more than 400 million mobile users, more than any other nation in the world, according to China’s Ministry of Information Industry. The9, which distributes and operates online games in China, was the worst performer in the Fund. The company was hurt by investor concerns regarding management’s ability to renew a contract for one of its licensed games that is due to expire in 2009.

Over the past few years, the Fund has benefited significantly from its investments in Internet-related companies and we are seeing strong growth, especially in China, Korea and Japan. Broadband infrastructure is developing nicely in the region: Korea has one of the highest broadband penetration rates in the world and Japan boasts one of the largest fiber-optic networks, while China’s number of Internet users ranks among the highest globally. We continue to find attractive, entrepreneurial companies in this area; in fact, the Fund’s three top performing Internet companies were all founded less than 10 years ago, and the strongest performer this quarter, Baidu, was founded just seven years ago. However, while this area has experienced rapid growth, we believe that Asia’s Internet sector is still very early in its development and has yet to reach its full potential.

We continue to look for companies that we believe have the ability to create and execute business models that will benefit from Asia’s expanding Internet infrastructure and overall growth in the region’s technology sector.

800.789.ASIA [2742] www.matthewsfunds.com    35

MATTHEWS ASIAN TECHNOLOGY FUND

SCHEDULE OF INVESTMENTS* (UNAUDITED)

EQUITIES: 99.0%**

	SHARES	VALUE
JAPAN: 27.2%
Nintendo Co., Ltd.	15,785	$8,217,847
Sony Corp.	119,900	5,814,156
Canon, Inc. ADR	87,800	4,766,662
Sumco Corp.	110,000	4,481,783
Yahoo! Japan Corp.	11,635	4,406,238
Mixi, Inc.***	490	4,265,877
Murata Manufacturing Co., Ltd.	45,700	3,294,267
Ibiden Co., Ltd.	38,600	3,249,571
KDDI Corp.	399	2,959,544
Sharp Corp.	157,000	2,849,824
Hoya Corp.	83,000	2,832,542
Keyence Corp.	10,650	2,364,297
Nomura Research Institute, Ltd.	58,700	1,998,146
Hirose Electric Co., Ltd.	16,300	1,982,423
Nitto Denko Corp.	42,200	1,961,851
Rakuten, Inc.	3,523	1,381,719

Total Japan		56,826,747

CHINA/HONG KONG: 26.6%
China Mobile, Ltd. ADR	117,500	9,639,700
Tencent Holdings, Ltd.	1,238,000	7,964,891
Baidu.com ADR***	27,300	7,907,445
The9, Ltd. ADR***	157,908	5,446,247
Focus Media Holding, Ltd. ADR***	66,000	3,829,320
Ctrip.com International, Ltd. ADR	73,300	3,796,940
Sina Corp.***	75,800	3,627,030
Foxconn International Holdings, Ltd.***	1,115,000	3,046,928
China Communications Services Corp., Ltd. H Shares***	3,680,000	2,889,585
ZTE Corp. H Shares	477,200	2,501,981
Perfect World Co., Ltd. ADR***	91,500	2,498,865
New Oriental Education & Technology Group, ADR***	36,500	2,429,440

Total China/Hong Kong		55,578,372

SOUTH KOREA: 19.1%
Samsung Electronics Co., Ltd.	17,799	11,182,720
NHN Corp.***	45,422	10,511,778
JVM Co., Ltd.	82,593	4,864,251
CDNetworks Co., Ltd.***	151,051	3,548,510
ON*Media Corp.***	415,600	3,224,169
Techno Semichem Co., Ltd.	111,271	2,820,681
Osstem Implant Co., Ltd.***	58,552	2,434,335
Other Investments		1,442,308

Total South Korea		40,028,752

TAIWAN: 11.1%
Hon Hai Precision Industry Co., Ltd.	798,261	6,017,227
MediaTek, Inc.	263,970	4,756,070
Taiwan Semiconductor Manufacturing Co., Ltd.	2,102,930	4,098,249
InnoLux Display Corp.	834,258	3,578,861
Foxconn Technology Co., Ltd.	308,142	3,569,103
Other Investments		1,198,529

Total Taiwan		23,218,039

INDIA: 9.4%
Infosys Technologies, Ltd.	115,662	5,493,927
Bharti Airtel, Ltd.***	199,110	4,696,493
Tata Consultancy Services, Ltd.	141,124	3,754,630
Glenmark Pharmaceuticals, Ltd.	270,436	2,867,073
Info Edge India, Ltd.	106,030	2,858,865

Total India		19,670,988

SINGAPORE: 1.5%
Unisteel Technology, Ltd.	2,182,000	3,158,061

Total Singapore		3,158,061

MALAYSIA: 1.5%
Media Prima BHD	3,715,600	3,107,692

Total Malaysia		3,107,692

36    MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2007

	SHARES	VALUE
INDONESIA: 1.4%
PT Telekomunikasi Indonesia ADR	60,700	$2,963,374

Total Indonesia		2,963,374

THAILAND: 1.2%
Advanced Info Service Public Co., Ltd.	988,000	2,565,485

Total Thailand		2,565,485

TOTAL INVESTMENTS: 99.0%		207,117,510
(Cost $147,009,463****)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.0%		2,101,653

NET ASSETS: 100.0%		$209,219,163

*	On the last business day of the period, a third-party pricing service was used to fair value certain securities held by this fund (Note A).
**	As a percentage of net assets as of September 30, 2007
***	Non-income producing security
****	Cost of investments is $147,009,463 and net unrealized appreciation consists of:

Gross unrealized appreciation	$63,311,807
Gross unrealized depreciation	(3,203,760)

Net unrealized appreciation	$60,108,047

ADR	American Depositary Receipt

See accompanying notes to schedules of investments.

The portfolio data should not be relied upon as a complete list of this Fund’s holdings, as information on particular holdings may have been withheld if it was in the Fund’s interest to do so.

800.789.ASIA [2742] www.matthewsfunds.com    37

MATTHEWS CHINA FUND

FUND DESCRIPTION	SYMBOL: MCHFX

Under normal market conditions, the Matthews China Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China. China includes its political, administrative and other districts, such as Hong Kong.

PORTFOLIO MANAGERS	Note: Managers shown reflect changes effective August 13, 2007.
Lead Manager: Richard H. Gao	Co-Manager: Mark W. Headley

PORTFOLIO MANAGER COMMENTARY

For the quarter ended September 30, 2007, the Matthews China Fund gained 33.17%, while its benchmark, the MSCI China Index, advanced 41.89%.

Chinese equities posted strong gains during the third quarter: H-shares (Chinese companies listed in Hong Kong), Red Chips (Chinese companies with partial state ownership listed in Hong Kong) and domestic A-shares all reached new record highs, driven by continued strong economic growth, robust corporate earnings and abundant liquidity (note: the Fund has no positions in Chinese “A-shares”). During the third quarter, most listed Chinese companies reported their earnings from the first half of the year; H-share companies delivered impressive earnings growth of 41%—beating consensus estimates by a wide margin. Strong earnings were reported across all sectors, but were led by those that are favorably exposed to domestic demand such as the consumer, financial and materials sectors.

The strong earnings reported by Chinese companies for the first half of the year were just part of the reason behind the stock market’s exceptional performance in the third quarter. Another even stronger force drove the market: the expectation of potentially vast liquidity from mainland China pouring into the Hong Kong stock market. Following the enhancements to the Qualified Domestic Institutional Investors (QDII) program in the first half of the year, in late-August the Chinese government announced a new pilot program that would allow domestic individual investors to invest in the Hong Kong stock market. Although details of the program have yet to be released, the anticipation that investment capital from China would flood the Hong Kong market drove the price of Chinese equities listed in Hong Kong to extremely high levels.

During the quarter, the Fund posted positive returns for every sector in which it invested. Performance was led by the financial, energy, industrial and consumer sectors. Financial companies continued to benefit from their continued on page 41

38    MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2007, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF SEPTEMBER 30, 2007

				Average Annual Total Returns
Fund Inception: 2/19/98	3 MO	YTD	1 YR	3 YRS	5 YRS	SINCE INCEPTION
Matthews China Fund	33.17%	71.98%	120.07%	46.76%	40.03%	18.24%
MSCI China Index[1]	41.89%	72.53%	134.42%	58.55%	48.73%	8.04%[2]
Lipper China Region Funds Category Average[3]	28.87%	60.03%	103.93%	44.38%	37.65%	15.56%[2]

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

OPERATING EXPENSES[4]
Net Ratio: 9 months ended 9/30/07 (annualized)[5,6]	1.14%
Net Ratio: Fiscal Year 2006[6]	1.26%
Gross Ratio: Fiscal Year 2006	1.27%

PORTFOLIO TURNOVER[7]
9 months ended 9/30/07 (annualized)[5]	19.51%
Fiscal Year 2006	11.65%

[1]

The MSCI China Index is a free float–adjusted market capitalization–weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong exchange, and B shares listed on the Shanghai and Shenzhen exchanges. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]	Calculated from 2/28/98.
[3]

As of 9/30/07, the Lipper China Region Funds Category Average consisted of 64 funds for the three-month period, 54 funds for the YTD period, 53 funds for the one-year period, 32 funds for the three-year period, 22 funds for the five-year period, and 16 funds since 2/28/98. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

[4]	Matthews Asian Funds do not charge 12b-1 fees.
[5]	Unaudited.
[6]

Includes management fee, administration and shareholder services fees after reimbursement, waiver or recapture of expenses by Advisor. Voluntary fee waivers by the Advisor may be discontinued at any time.

[7]	The lesser of fiscal year-to-date long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com    39

MATTHEWS CHINA FUND

TOP TEN HOLDINGS1

	SECTOR	% OF NET ASSETS
China Mobile, Ltd.	Telecommunication Services	4.9%
China Vanke Co., Ltd.	Financials	3.9%
China Shenhua Energy Co., Ltd.	Energy	3.8%
China Life Insurance Co., Ltd.	Financials	3.4%
Dongfeng Motor Group Co., Ltd.	Consumer Discretionary	3.3%
China National Building Material Co., Ltd.	Materials	3.2%
Ping An Insurance (Group) Co. of China, Ltd.	Financials	3.1%
Shanghai Zhenhua Port Machinery Co., Ltd.	Industrials	2.5%
Swire Pacific, Ltd.	Financials	2.5%
China Merchants Bank Co., Ltd.	Financials	2.4%
% OF ASSETS IN TOP 10		33.0%

CHINA EXPOSURE[2]
H Share	43.6%
SAR (Hong Kong)	27.4%
China-affiliated corporations	16.5%
B Share	6.4%
Overseas Limited	4.1%
Cash, cash equivalents and other	2.0%

SECTOR ALLOCATION
Financials	21.0%
Consumer Discretionary	19.7%
Industrials	14.1%
Energy	12.2%
Information Technology	8.2%
Utilities	7.5%
Telecommunication Services	6.4%
Materials	5.0%
Consumer Staples	3.9%
Cash, cash equivalents and other	2.0%

MARKET CAP EXPOSURE
Large cap (over $5 billion)	76.9%
Mid cap ($1–$5 billion)	17.2%
Small cap (under $1 billion)	3.9%
Cash, cash equivalents and other	2.0%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
60	$41.55	$2.22 billion	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer.
[2]

H Shares are mainland China companies listed on the Hong Kong exchange but incorporated in mainland China. SAR (Hong Kong) companies are companies that conduct business in Hong Kong and/or mainland China. China-affiliated corporations, also known as “Red Chips,” are mainland China companies with partial state ownership listed and incorporated in Hong Kong. B Shares are mainland Chinese companies listed on the Shanghai and Shenzhen stock exchanges, available to both Chinese and non-Chinese investors. Overseas Listed companies are companies that conduct business in mainland China but are listed in overseas markets such as Japan, Singapore, Taiwan and the United States.

40    MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2007, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 38

blue chip status; investors continued to chase these stocks despite their high valuations. High oil prices helped support a rally in energy stocks. The Fund also benefited when two of its H-share holdings in the energy sector, China Shenhua Energy and China Oilfield Services, saw their stock prices rise after receiving approval for dual listings in the domestic A-share market, where valuations are much higher than those of the H-shares listed in Hong Kong. Relative to the rest of the portfolio, the performance of non-H shares holdings in the media and technology sectors lagged during the third quarter.

As the market continues to reach historic high levels, we are becoming increasingly cautious in our near-term outlook. While fundamentally China’s economy is still very strong, we believe there is a risk that it will overheat, as seen by the recent spike in inflation from the 2% to 3% range to over 6%. In its attempt to fight inflation, the government may ratchet up efforts to slow down the economy with unknown consequences. At present, it appears that the Chinese stock market is no longer being driven by fundamentals but rather news and speculation. Accordingly, we have been reducing our exposure to select high-flying companies in the financial, consumer and materials sectors due to valuation concerns. We have also added positions in the relatively cheaper auto sector, as well as in Hong Kong companies that have significant exposure to mainland China. Overall our overweight in the domestic consumer, financial and industrial sectors remains unchanged.

800.789.ASIA [2742] www.matthewsfunds.com    41

MATTHEWS CHINA FUND

SCHEDULE OF INVESTMENTS* (UNAUDITED)

EQUITIES: CHINA/HONG KONG: 98.0%**

	SHARES	VALUE
FINANCIALS: 21.0%

Real Estate Management & Development: 8.8%
China Vanke Co., Ltd. B Shares	30,916,580	$87,165,085
Swire Pacific, Ltd. A Shares	4,589,500	55,508,566
Agile Property Holdings, Ltd.	25,514,000	53,491,714

		196,165,365

Insurance: 6.5%
China Life Insurance Co., Ltd. H Shares	13,367,000	76,477,066
Ping An Insurance (Group) Co. of China, Ltd. H Shares	4,976,000	68,676,271

		145,153,337

Commercial Banks: 5.7%
China Merchants Bank Co., Ltd. H Shares	12,256,000	53,676,229
BOC Hong Kong Holdings, Ltd.	10,898,000	27,555,369
China Construction Bank Corp. H Shares	29,757,000	27,059,403
Bank of Communications Co., Ltd. H Shares	15,022,000	18,095,991

		126,386,992

Total Financials		467,705,694

CONSUMER DISCRETIONARY: 19.7%

Hotels, Restaurants & Leisure: 4.4%
China Travel International Investment HK, Ltd.	54,720,000	40,312,708
Shangri-La Asia, Ltd.	10,167,600	34,185,987
Café de Coral Holdings, Ltd.	12,798,100	23,929,379

		98,428,074

Distributors: 4.1%
Li & Fung, Ltd.	11,887,200	50,255,903
China Resources Enterprise, Ltd.	9,780,000	41,436,152

		91,692,055

Automobiles: 3.3%
Dongfeng Motor Group Co., Ltd. H Shares	83,394,000	73,039,471

Textiles, Apparel & Luxury Goods: 1.8%
Ports Design, Ltd.	8,206,000	28,421,970
Glorious Sun Enterprises, Ltd.	26,498,000	12,667,178

		41,089,148

Media: 2.0%
Pico Far East Holdings, Ltd.	49,062,000	17,052,397
Television Broadcasts, Ltd.	2,542,000	15,231,472
Clear Media, Ltd.***	10,128,000	11,204,332

		43,488,201

Specialty Retail: 1.4%
Belle International Holdings, Ltd.	23,734,000	31,202,233

Leisure Equipment & Products: 1.3%
Li Ning Co., Ltd.	8,398,000	28,870,136

Diversified Consumer Services: 0.9%
New Oriental Education & Technology Group, Ltd. ADR***	305,700	20,347,392

Multiline Retail: 0.5%
Other Investments		10,789,074

Total Consumer Discretionary		438,945,784

42    MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2007

	SHARES	VALUE
INDUSTRIALS: 14.1%

Transportation Infrastructure: 5.5%
Beijing Capital International Airport Co., Ltd. H Shares	21,354,000	$44,283,290
China Merchants Holdings International Co., Ltd.	6,146,581	38,048,761
GZI Transport, Ltd.	36,617,000	24,586,934
COSCO Pacific, Ltd.	5,082,000	16,031,701

		122,950,686

Machinery: 2.5%
Shanghai Zhenhua Port Machinery Co., Ltd. B Shares	20,174,406	55,600,663

Construction & Engineering: 2.2%
China Communications Construction Co., Ltd. H Shares	20,171,000	47,851,460

Airlines: 1.3%
Air China, Ltd. H Shares	20,807,900	29,622,076

Air Freight & Logistics: 1.1%
Sinotrans, Ltd. H Shares	40,885,000	24,941,178

Industrial Conglomerates: 1.0%
NWS Holdings, Ltd.	9,777,276	22,921,291

Electrical Equipment: 0.5%
China High Speed Transmission Equipment Group Co., Ltd.***	5,406,000	9,777,441

Total Industrials		313,664,795

ENERGY: 12.2%

Oil, Gas & Consumable Fuels: 10.0%
China Shenhua Energy Co., Ltd. H Shares	13,965,500	83,635,782
CNOOC, Ltd.	31,185,000	51,996,692
PetroChina Co., Ltd. H Shares	27,934,000	51,884,051
China Petroleum & Chemical Corp. (Sinopec) H Shares	28,382,000	34,982,213

		222,498,738

Energy Equipment & Services: 2.2%
China Oilfield Services, Ltd. H Shares	21,644,000	49,504,834

Total Energy		272,003,572

INFORMATION TECHNOLOGY: 8.2%

Internet Software & Services: 3.1%
Sina Corp.***	1,102,000	52,730,700
NetEase.com, Inc. ADR***	997,000	16,849,300

		69,580,000

Computers & Peripherals: 2.6%
Lenovo Group, Ltd.	60,112,000	45,830,779
TPV Technology, Ltd.	16,998,000	12,193,436

		58,024,215

Software: 1.0%
Kingdee International Software Group Co., Ltd.†	23,378,000	18,359,831
The9, Ltd.***	72,500	2,500,525

		20,860,356

Communications Equipment: 0.9%
ZTE Corp. H Shares	3,955,800	20,740,439

IT Services: 0.6%
Travelsky Technology, Ltd. H Shares	12,178,000	12,998,262

Total Information Technology		182,203,272

See footnotes on page 45.

800.789.ASIA [2742] www.matthewsfunds.com    43

MATTHEWS CHINA FUND

SCHEDULE OF INVESTMENTS* (UNAUDITED) (continued)

EQUITIES: CHINA/HONG KONG (continued)

	SHARES	VALUE
UTILITIES: 7.5%

Independent Power Producers & Energy Traders: 4.6%
Datang International Power Generation Co., Ltd. H Shares	44,310,000	$50,697,335
Huaneng Power International, Inc. H Shares	29,868,000	39,684,661
Huaneng Power International, Inc. ADR	213,400	11,263,252

		101,645,248

Electric Utilities: 1.5%
Cheung Kong Infrastructure Holdings, Ltd.	8,781,500	32,926,795

Gas Utilities: 1.4%
Hong Kong & China Gas Co., Ltd.	13,667,540	31,799,501

Total Utilities		166,371,544

TELECOMMUNICATION SERVICES: 6.4%

Wireless Telecommunication Services: 4.9%
China Mobile, Ltd.	5,027,583	82,494,473
China Mobile, Ltd. ADR	329,000	26,991,160

		109,485,633

Diversified Telecommunication Services: 1.5%
China Communications Services Corp., Ltd. H Shares***	40,738,000	31,988,022

Total Telecommunication Services		141,473,655

MATERIALS: 5.0%

Construction Materials: 3.2%
China National Building Material Co., Ltd. H Shares	21,600,000	70,773,638

Paper & Forest Products: 1.8%
Nine Dragons Paper Holdings, Ltd.	12,563,000	39,159,329

Total Materials		109,932,967

CONSUMER STAPLES: 3.9%

Food Products: 2.0%
Tingyi (Cayman Islands) Holding Corp.	27,959,000	43,544,854

Beverages: 1.0%
Tsingtao Brewery Co., Ltd. H Shares	6,351,000	23,057,899

Food & Staples Retailing: 0.9%
Lianhua Supermarket Holdings Co., Ltd. H Shares†	12,451,000	20,675,795

Total Consumer Staples		87,278,548

44    MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2007

VALUE
TOTAL INVESTMENTS: 98.0%	$2,179,579,831
(Cost $1,135,382,281****)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 2.0%	44,805,009

NET ASSETS: 100.0%	$2,224,384,840

*	On the last business day of the period, a third-party pricing service was used to fair value certain securities held by this fund (Note A).
**	As a percentage of net assets as of September 30, 2007
***	Non-income producing security
****	Cost of investments is $1,135,382,281 and net unrealized appreciation consists of:

Gross unrealized appreciation	$1,047,395,514
Gross unrealized depreciation	(3,197,964)

Net unrealized appreciation	$1,044,197,550

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR	American Depositary Receipt

See accompanying notes to schedules of investments.

The portfolio data should not be relied upon as a complete list of this Fund’s holdings, as information on particular holdings may have been withheld if it was in the Fund’s interest to do so.

800.789.ASIA [2742] www.matthewsfunds.com    45

MATTHEWS INDIA FUND

FUND DESCRIPTION	SYMBOL: MINDX

Under normal market conditions, the Matthews India Fund, a non-diversified fund, seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of companies located in India.

PORTFOLIO MANAGERS
Lead Manager: Andrew T. Foster	Co-Manager: Sharat Shroff, CFA

PORTFOLIO MANAGER COMMENTARY

The Matthews India Fund returned 13.30% during the third quarter, while its benchmark, the Bombay Stock Exchange 100 Index, rose 21.04%. Year-to-date, the Fund and index gained 33.98 % and 44.38%, respectively.

Like most other markets around the world, Indian equities swooned in July with the onset of the “subprime” crisis in the U.S., only to experience a sharp recovery on the heels of the U.S. Federal Reserve’s decision to cut interest rates in mid-September. However, the rally during the last few weeks of the quarter was relatively narrow in scope: energy and material-related stocks accounted for just under half of the market’s gains. The limited reach of this rally was in part attributable to a major shift in the country’s currency. Specifically, the Indian rupee finished the quarter trading at its highest level versus the U.S. dollar in almost a decade. The strength of the rupee has hit India’s service-based sectors particularly hard. The rupee’s strength, combined with a perception that the U.S. and other western economies might be slowing, has led some investors (though not the Fund) to shun certain industries, such as software and pharmaceuticals, that derive a substantial portion of their revenues overseas.

While the rupee’s strength has proven a short-term headwind for some export-oriented businesses, it has had a number of positive effects as well: It has helped contain inflationary pressures in the domestic economy, and it has prompted the local central bank to further liberalize the country’s capital account. The latter is a critical undertaking, particularly if India seeks to integrate its economy and capital markets with the broader global markets. Meanwhile, the Indian economy continues to perform well, currently growing at a 9% clip, though the agricultural sector—which is the single largest source of employment in the country—continues to lag the rest of the economy.

Measured in absolute terms, the Fund’s return for the quarter was one of its stronger ones since its inception nearly two years ago. However, the Fund’s relative performance was hampered by its underweight exposure to the energy sector, and to one company in particular:

continued on page 49

46    MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2007, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF SEPTEMBER 30, 2007

				Average Annual Total Returns
Fund Inception: 10/31/05	3 MO	YTD	1 YR	SINCE INCEPTION
Matthews India Fund	13.30%	33.98%	53.90%	46.21%
Bombay Stock Exchange 100 Index[1]	21.04%	44.38%	65.60%	61.60%
Lipper Emerging Markets Funds Category Average[2]	11.75%	31.07%	54.66%	42.15%

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

OPERATING EXPENSES[3]
Net Ratio: 9 months ended 9/30/07 (annualized)[4,5]	1.25%
Net Ratio: Fiscal Year 2006[5]	1.41%
Gross Ratio: Fiscal Year 2006	1.41%

PORTFOLIO TURNOVER[6]
9 months ended 9/30/07 (annualized)[4]	32.39%
Fiscal Year 2006	21.57%

[1]

The Bombay Stock Exchange 100 (BSE 100) Index is a free float–adjusted market capitalization–weighted index of the 100 stocks listed on the Bombay Stock Exchange. It is not possible to invest directly in an index. Source: Index data from Bloomberg; total return calculations performed by PFPC Inc.

[2]

As of 9/30/07, the Lipper Emerging Markets Funds Category Average consisted of 284 funds for the three-month period, 257 funds for the YTD period, 253 funds for the one-year period, and 214 funds since 10/31/05. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

[3]	Matthews Asian Funds do not charge 12b-1 fees.
[4]	Unaudited.
[5]

Includes management fee, administration and shareholder services fees after reimbursement, waiver or recapture of expenses by Advisor. Voluntary fee waivers by the Advisor may be discontinued at any time.

[6]	The lesser of fiscal year-to-date long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com    47

MATTHEWS INDIA FUND

TOP TEN HOLDINGS1

	SECTOR	% OF NET ASSETS
Dabur India, Ltd.	Consumer Staples	4.5%
Axis Bank, Ltd.	Financials	3.9%
Infosys Technologies, Ltd.	Information Technology	3.9%
HDFC Bank, Ltd.	Financials	3.9%
Glenmark Pharmaceuticals, Ltd.	Health Care	3.7%
Gail India, Ltd.	Utilities	3.5%
Ashok Leyland, Ltd.	Industrials	3.4%
Bharti Airtel, Ltd.	Telecommunication Services	3.3%
Sun Pharmaceutical Industries, Ltd.	Health Care	3.3%
Reliance Communications, Ltd.	Telecommunication Services	3.2%
% OF ASSETS IN TOP 10		36.6%

COUNTRY ALLOCATION
India	98.9%
Cash, cash equivalents and other	1.1%

SECTOR ALLOCATION
Financials	16.1%
Industrials	15.2%
Information Technology	15.0%
Consumer Discretionary	14.4%
Consumer Staples	10.4%
Health Care	10.1%
Telecommunication Services	6.5%
Utilities	6.4%
Energy	4.8%
Cash, cash equivalents and other	1.1%

MARKET CAP EXPOSURE
Large cap (over $5 billion)	38.6%
Mid cap ($1–$5 billion)	43.1%
Small cap (under $1 billion)	17.2%
Cash, cash equivalents and other	1.1%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
55	$20.70	$945.8 million	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer.

48    MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2007, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 46

Reliance Industries. Reliance is the most valuable listed company in the country, with interests in oil refineries, chemicals, exploration and production, and retailing. The company’s shares rose 38.2% during the quarter, in response to unconfirmed reports that it had discovered substantial oil and gas deposits, as well as excitement regarding the possibility that Reliance will spin-off its retailing arm in an initial public offering.

Since the Fund’s inception, it has held a substantial position in Reliance; indeed, we are quite impressed with the company’s growth prospects. In fact, if Reliance completes its capital investment plans, it is likely to become one of the largest refiners in the world, at a time when industry capacity remains in short supply. That said, the Fund has not carried a weighting in Reliance’s shares commensurate with that of the index (currently 10%). This strategy is based on the premise that some of India’s better growth prospects lay with its smaller- and mid-sized companies, rather than with relatively mature companies like Reliance. The market’s action during the last quarter notwithstanding, we remain confident in this point of view. Our research efforts suggest that India’s small- and medium-sized companies enjoy higher rates of growth, along with more attractive valuations. We believe that India’s greatest growth companies are emerging from the ranks of its smaller companies—and in this context, Reliance’s present dominance of the index would not appear proportionate relative to the country’s future growth. We remain confident that such a strategy will deliver superior returns to shareholders over the long term.

800.789.ASIA [2742] www.matthewsfunds.com    49

MATTHEWS INDIA FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

EQUITIES: INDIA: 93.9%*

	SHARES	VALUE
INDUSTRIALS: 15.2%

Machinery: 7.0%
Ashok Leyland, Ltd.	28,386,277	$32,448,583
Jain Irrigation Systems, Ltd.	1,281,590	17,554,221
Tata Motors, Ltd. ADR	341,100	6,528,654
Tata Motors, Ltd.	263,538	5,138,156
Other Investments		4,890,395

		66,560,009

Industrial Conglomerates: 2.8%
Siemens India, Ltd.	503,707	17,079,709
MAX India, Ltd.**	1,565,602	9,557,254

		26,636,963

Construction & Engineering: 2.4%
Larsen & Toubro, Ltd.	328,830	23,171,797

Building Products: 2.0%
Sintex Industries, Ltd.	2,166,834	18,885,537

Air Freight & Logistics: 1.0%
Gati, Ltd.	3,180,539	9,031,382

Total Industrials		144,285,688

INFORMATION TECHNOLOGY: 15.0%

IT Services: 9.6%
Infosys Technologies, Ltd.	777,591	36,935,451
Wipro, Ltd.	1,622,435	18,739,587
HCL-Infosystems, Ltd.	3,318,185	18,669,605
Rolta India, Ltd.	1,169,495	16,893,439

		91,238,082

Internet Software & Services: 3.0%
Sify, Ltd. ADR**	1,704,300	14,486,550
Info Edge India, Ltd.	519,227	13,999,812

		28,486,362

Software: 2.4%
Financial Technologies (India), Ltd.	327,355	22,672,707

Total Information Technology		142,397,151

FINANCIALS: 13.9%

Commercial Banks: 10.8%
Axis Bank, Ltd.	1,934,200	37,113,729
HDFC Bank, Ltd.	983,033	35,416,078
Corporation Bank	2,954,331	28,803,754
HDFC Bank, Ltd. ADR	10,000	1,071,300

		102,404,861

Real Estate Management & Development: 1.5%
Unitech, Ltd.	1,870,000	14,432,988

Capital Markets: 1.2%
IL&FS Investsmart, Ltd.	2,336,457	10,824,016

Diversified Financial Services: 0.4%
Other Investments		3,929,983

Total Financials		131,591,848

CONSUMER DISCRETIONARY: 12.6%

Media: 5.6%
SunTV Network, Ltd.	1,267,816	10,749,272
HT Media, Ltd.	1,824,364	9,852,642
Television Eighteen India, Ltd.	384,860	8,746,577
Zee Entertainment Enterprises, Ltd.	803,908	6,896,692
Dish TV India, Ltd.**	2,612,097	4,850,873
Wire and Wireless India, Ltd.**	3,520,454	3,984,503
Inox Leisure, Ltd.	1,266,527	3,836,371
PVR, Ltd.	739,751	3,831,724

		52,748,654

Household Durables: 2.2%
Voltas, Ltd.	5,111,750	20,916,515

Automobiles: 1.6%
Hero Honda Motors, Ltd.	446,007	8,359,378
Mahindra & Mahindra, Ltd.	367,500	6,935,441

		15,294,819

Textiles, Apparel & Luxury Goods: 1.2%
Titan Industries, Ltd.	304,589	11,228,077

Hotels, Restaurants & Leisure: 1.1%
Indian Hotels Co., Ltd.	3,118,200	10,791,136

Multiline Retail: 0.9%
Other Investments		8,158,140

Total Consumer Discretionary		119,137,341

50    MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2007

	SHARES	VALUE
HEALTH CARE: 10.1%

Pharmaceuticals: 10.1%
Glenmark Pharmaceuticals, Ltd.	3,308,570	$35,076,364
Sun Pharmaceutical Industries, Ltd.	1,290,263	31,240,247
Cipla, Ltd.	5,954,657	27,242,210
Sun Pharma Advanced Research Co., Ltd.**	1,094,260	2,063,709

Total Health Care		95,622,530

CONSUMER STAPLES: 9.4%

Personal Products: 6.0%
Dabur India, Ltd.	16,053,857	42,645,102
Marico, Ltd.	8,824,720	13,431,690

		56,076,792

Household Products: 2.8%
Hindustan Unilever, Ltd.	4,812,269	26,641,233

Beverages: 0.6%
Radico Khaitan, Ltd.	1,267,000	5,955,433

Total Consumer Staples		88,673,458

TELECOMMUNICATION SERVICES: 6.5%

Wireless Telecommunication Services: 6.5%
Bharti Airtel, Ltd.**	1,334,191	31,470,133
Reliance Communications, Ltd.	2,024,755	29,814,292

Total Telecommunication Services		61,284,425

UTILITIES: 6.4%

Gas Utilities: 3.5%
Gail India, Ltd.	3,506,501	33,351,249

Electric Utilities: 2.9%
CESC, Ltd.	2,191,117	26,935,659

Total Utilities		60,286,908

ENERGY: 4.8%

Oil, Gas & Consumable Fuels: 4.8%
Reliance Industries, Ltd.	478,371	27,588,192
Chennai Petroleum Corp., Ltd.	2,482,744	17,498,680
Total Energy		45,086,872

TOTAL EQUITIES: INDIA		888,366,221

(Cost $602,288,208)

INTERNATIONAL DOLLAR BONDS: 5.0%*

	FACE AMOUNT	VALUE
FINANCIALS: 2.2%

Thrifts & Mortgage Finance: 2.2%
Housing Development Finance Corp., Cnv. 0.000%, 09/27/10	$10,800,000	$20,979,000

Total Financials		20,979,000

CONSUMER DISCRETIONARY: 1.8%

Automobiles: 1.8%
Mahindra & Mahindra, Ltd., Cnv. 0.000%, 04/14/11	15,000,000	17,175,000

Total Consumer Discretionary		17,175,000

CONSUMER STAPLES: 1.0%

Beverages: 1.0%
Radico Khaitan, Ltd., Cnv. 3.500%, 07/27/11	7,000,000	8,925,000

Total Consumer Staples		8,925,000

TOTAL INTERNATIONAL DOLLAR BONDS		47,079,000

(Cost $37,982,641)
TOTAL INVESTMENTS: 98.9%		935,445,221
(Cost $640,270,849***)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 1.1%		10,348,314

NET ASSETS: 100.0%		$945,793,535

*	As a percentage of net assets as of September 30, 2007
**	Non-income producing security
***	Cost of investments is $640,270,849 and net unrealized appreciation consists of:

Gross unrealized appreciation	$309,131,379
Gross unrealized depreciation	(13,957,007)

Net unrealized appreciation	$295,174,372

ADR	American Depositary Receipt
Cnv.	Convertible

See accompanying notes to schedules of investments.

The portfolio data should not be relied upon as a complete list of this Fund’s holdings, as information on particular holdings may have been withheld if it was in the Fund’s interest to do so.

800.789.ASIA [2742] www.matthewsfunds.com    51

MATTHEWS JAPAN FUND

FUND DESCRIPTION	SYMBOL: MJFOX

Under normal market conditions, the Matthews Japan Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.

PORTFOLIO MANAGERS	Note: Manager shown reflects change effective October 1, 2007.
Lead Manager: Taizo Ishida

PORTFOLIO MANAGER COMMENTARY

For the quarter ended September 30, 2007, the Matthews Japan Fund was down 4.03% while its benchmark, the MSCI Japan Index, fell 0.82% for the same period.

Two important developments impacted the markets this quarter: One in Japan and the other in the U.S. In Japan, the market was dominated by a series of political events involving the resignation of Prime Minister Abe and the subsequent election of the country’s new leader. In the U.S., the stock market was shocked to realize the scope and depth of the country’s subprime mortgage problems. The quick action taken by the U.S. Federal Reserve to lower rates by half a percentage point could be viewed as the right decision for the U.S. economy; however, it also gave the Bank of Japan another excuse not to raise its official discount rate. Amidst this turmoil, the Japanese stock market saw a sell-off by foreign investors who until August had been net buyers all year. The Japanese yen fluctuated violently against major currencies around the world as investors appeared to unwind carry trades. The yen, which began the quarter trading at 123 versus the U.S. dollar, touched an intra-day high of 111 on August 17.

The Fund’s overweight position in financials hurt performance most as the market became nervous about Japanese banks’ possible exposure to U.S. mortgage-related securities. The Fund’s financial holdings declined sharply for the quarter and companies of all sizes were negatively impacted—from large banks to small financial services firms. As a result, valuations became extremely attractive for most of our core holdings in this sector.

On a positive note, information technology was the Fund’s best performing sector for the quarter as Nintendo continued to surprise the market. Given the large cash position on Nintendo’s balance sheet, we believe the company still trades at a decent valuation considering it is one of the more robust growth companies in the world. The Fund also saw meaningful gains in many of its core holdings such as Nomura Research Institute, a leader in the continued on page 55

52    MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2007, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF SEPTEMBER 30, 2007

				Average Annual Total Returns
Fund Inception: 12/31/98	3 MO	YTD	1 YR	3 YRS	5 YRS	SINCE INCEPTION
Matthews Japan Fund	–4.03%	–6.25%	–6.73%	4.42%	11.89%	7.42%
MSCI Japan Index[1]	–0.82%	2.05%	7.17%	15.52%	15.21%	5.46%
Tokyo Stock Price Index (TOPIX )[2]	–1.75%	0.77%	4.29%	13.09%	14.35%	5.62%
Lipper Japanese Funds Category Average[3]	–3.23%	–1.91%	1.79%	12.16%	12.74%	5.20%

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

OPERATING EXPENSES[4]
Net Ratio: 9 months ended 9/30/07 (annualized)[5,6]	1.24%
Net Ratio: Fiscal Year 2006[6]	1.24%
Gross Ratio: Fiscal Year 2006	1.25%

PORTFOLIO TURNOVER[7]
9 months ended 9/30/07 (annualized)[5]	45.96%
Fiscal Year 2006	59.95%

[1]

The MSCI Japan Index is a free float–adjusted market capitalization–weighted index of Japanese equities listed in Japan. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]

The Tokyo Stock Price Index (TOPIX) is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. It is not possible to invest directly in an index. Source: Index data from Bloomberg; total return calculations performed by PFPC Inc.

[3]

As of 9/30/07, the Lipper Japanese Funds Category Average consisted of 61 funds for the three-month period, 55 funds for the YTD period, 53 funds for the one-year period, 41 funds for the three-year period, 37 funds for the five-year period, and 28 funds since 12/31/98. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

[4]	Matthews Asian Funds do not charge 12b-1 fees.
[5]	Unaudited.
[6]

Includes management fee, administration and shareholder services fees after reimbursement, waiver or recapture of expenses by Advisor. Voluntary fee waivers by the Advisor may be discontinued at any time.

[7]	The lesser of fiscal year-to-date long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com    53

MATTHEWS JAPAN FUND

TOP TEN HOLDINGS1

	SECTOR	% OF NET ASSETS
Benesse Corp.	Consumer Discretionary	3.5%
Nintendo Co., Ltd.	Information Technology	3.2%
Sysmex Corp.	Health Care	3.2%
Sony Corp.	Consumer Discretionary	3.0%
Unicharm Petcare Corp.	Consumer Staples	3.0%
The Fuji Fire & Marine Insurance Co., Ltd.	Financials	2.7%
Keyence Corp.	Information Technology	2.6%
Sekisui House, Ltd.	Consumer Discretionary	2.6%
Nitori Co., Ltd.	Consumer Discretionary	2.6%
The Sumitomo Trust & Banking Co., Ltd.	Financials	2.5%
% OF ASSETS IN TOP 10		28.9%

COUNTRY ALLOCATION
Japan	100.4%
Liabilities in excess of cash and other assets	–0.4%

SECTOR ALLOCATION
Financials	32.6%
Information Technology	21.2%
Consumer Discretionary	16.1%
Health Care	10.5%
Industrials	8.2%
Consumer Staples	7.9%
Materials	2.3%
Telecommunication Services	1.0%
Energy	0.6%
Liabilities in excess of cash and other assets	–0.4%

MARKET CAP EXPOSURE
Large cap (over $5 billion)	45.8%
Mid cap ($1–$5 billion)	31.9%
Small cap (under $1 billion)	22.7%
Liabilities in excess of cash and other assets	–0.4%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
66	$16.21	$215.1 million	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer.

54    MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2007, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 52

Japanese IT service industry and NIDEC, a global leader in spindle motors. In this sector, the Fund’s limited exposure to semiconductor companies—given their cyclical nature—has benefited performance. However, we believe that SUMCO, a global leader in the manufacture of silicon wafers for the semiconductor industry, is one of the better managed growth companies in Japan.

The Fund initiated positions in four real estate investment trusts, following a major sell-off in this sector that was prompted by the U.S. subprime panic. Our positive stance towards the Japanese real estate sector is still very much intact, especially as we see major foreign institutional investors buying top-tier properties in Japan.

While the market doesn’t seem to agree, we believe the valuations and growth prospects for Japanese companies remain compelling and we continue to expect a slow and steady recovery of the domestic economy. Looking ahead, profit growth remains strong and we hope the market will begin to take notice of this positive trend.

800.789.ASIA [2742] www.matthewsfunds.com    55

MATTHEWS JAPAN FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

EQUITIES: JAPAN: 100.4%*

	SHARES	VALUE
FINANCIALS: 32.6%

Real Estate Management & Development: 11.3%
Daibiru Corp.	352,700	$4,440,031
Mitsubishi Estate Co., Ltd.	135,000	3,866,713
Funai Zaisan Consultants Co., Ltd.	1,666	3,553,476
Sumitomo Realty & Development Co., Ltd.	91,000	3,200,627
JOINT Corp.	102,600	2,742,193
Kenedix, Inc.	1,574	2,740,608
Creed Corp.	866	1,975,293
Shoei Co., Ltd.	115,280	1,777,399

		24,296,340

Commercial Banks: 9.9%
The Sumitomo Trust & Banking Co., Ltd.	713,000	5,394,132
The Chiba Bank, Ltd.	532,000	4,112,793
The Tokyo Star Bank, Ltd.	1,296	3,813,590
Mizuho Financial Group, Inc.	654	3,729,334
The Joyo Bank, Ltd.	581,000	3,242,250
Mitsubishi UFJ Financial Group, Inc.**	115	1,025,647

		21,317,746

Real Estate Investment Trusts: 4.9%
Japan Logistics Fund, Inc. REIT	511	3,937,100
Tokyu REIT, Inc.	205	1,998,868
United Urban Investment Corp., REIT	279	1,921,290
Nomura Real Estate Office Fund, Inc., REIT	131	1,368,563
Global One Real Estate Investment Corp., REIT	114	1,329,909

		10,555,730

Insurance: 2.7%
The Fuji Fire & Marine Insurance Co., Ltd.	1,686,000	5,753,815
T&D Holdings, Inc.	45	2,770

		5,756,585

Capital Markets: 2.7%
Ichiyoshi Securities Co., Ltd.	358,200	3,801,382
GCA Holdings Corp.	472	1,951,856

		5,753,238

Consumer Finance: 1.1%
ORIX Corp.	10,800	2,463,414

Total Financials		70,143,053

INFORMATION TECHNOLOGY: 21.2%

Electronic Equipment & Instruments: 8.0%
Keyence Corp.	25,670	5,698,733
Murata Manufacturing Co., Ltd.	66,100	4,764,793
Hoya Corp.	93,000	3,173,813
Nidec Corp.	35,100	2,453,776
Other Investments		1,216,646

		17,307,761

IT Services: 4.2%
Nomura Research Institute, Ltd.	130,100	4,428,599
Other Investments		4,709,529

		9,138,128

Software: 3.2%
Nintendo Co., Ltd.	13,315	6,931,937

Computers & Peripherals: 1.7%
Melco Holdings, Inc.	175,800	3,566,047

Office Electronics: 1.6%
Canon, Inc. ADR	61,850	3,357,836

Internet Software & Services: 1.5%
Yahoo! Japan Corp.	8,478	3,210,665

Semiconductors & Semiconductor Equipment: 1.0%
Sumco Corp.	55,200	2,249,040

Total Information Technology		45,761,414

CONSUMER DISCRETIONARY: 16.1%

Household Durables: 5.7%
Sony Corp. ADR	136,400	6,555,384
Sekisui House, Ltd.	446,000	5,614,556

		12,169,940

Specialty Retail: 4.0%
Nitori Co., Ltd.	118,400	5,597,110
Point, Inc.	85,920	2,962,114

		8,559,224

Diversified Consumer Services: 3.5%
Benesse Corp.	199,000	7,622,862

Automobiles: 1.7%
Toyota Motor Corp. ADR	20,300	2,372,258
Honda Motor Co., Ltd. ADR	37,000	1,234,320

		3,606,578

Auto Components: 1.2%
Takata Corp.	66,900	2,609,254

Total Consumer Discretionary		34,567,858

56    MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2007

	SHARES	VALUE
HEALTH CARE: 10.5%

Health Care Equipment & Supplies: 7.4%
Sysmex Corp.	176,900	$6,822,505
Nakanishi, Inc.	30,600	3,940,051
Terumo Corp.	73,200	3,696,165
ASAHI INTECC Co., Ltd.	71,000	1,517,477

		15,976,198

Pharmaceuticals: 3.1%
Takeda Pharmaceutical Co., Ltd.	57,900	4,072,886
ROHTO Pharmaceutical Co., Ltd.	212,000	2,491,621

		6,564,507

Total Health Care		22,540,705

INDUSTRIALS: 8.2%

Commercial Services & Supplies: 4.8%
Park24 Co., Ltd.	388,800	3,496,543
Daiseki Co., Ltd.	98,600	2,746,877
Secom Co., Ltd.	37,600	1,810,195
Other Investments		2,189,802

		10,243,417

Machinery: 1.8%
Mitsubishi Heavy Industries, Ltd.	457,000	2,987,916
OSG Corp.	93,000	968,337

		3,956,253

Trading Companies & Distributors: 1.0%
Mitsubishi Corp.	67,300	2,132,695

Marine: 0.6%
Kawasaki Kisen Kaisha, Ltd.	95,000	1,395,247

Total Industrials		17,727,612

CONSUMER STAPLES: 7.9%

Food Products: 3.0%
Unicharm Petcare Corp.	145,200	6,459,513

Beverages: 2.7%
Ito En, Ltd.	192,700	4,697,340
Other Investments		1,150,010

		5,847,350

Household Products: 2.2%
Pigeon Corp.	277,900	4,662,110

Total Consumer Staples		16,968,973

MATERIALS: 2.3%

Chemicals: 1.5%
Nitto Denko Corp.	70,700	3,286,798

Construction Materials: 0.8%
Taiheiyo Cement Corp.	436,000	1,658,747

Total Materials		4,945,545

TELECOMMUNICATION SERVICES: 1.0%

Wireless Telecommunication Services: 1.0%
Other Investments		2,062,038

Total Telecommunication Services		2,062,038

ENERGY: 0.6%

Oil, Gas & Consumable Fuels: 0.6%
Inpex Holdings, Inc.	126	1,294,389

Total Energy		1,294,389

TOTAL INVESTMENTS: 100.4%		216,011,587
(Cost $220,867,264***)

LIABILITIES IN EXCESS OF CASH
AND OTHER ASSETS: -0.4%		(897,746)

NET ASSETS: 100.0%		$215,113,841

*	As a percentage of net assets as of September 30, 2007
**	Fair valued under direction of the Board of Trustees
***	Cost of investments is $220,867,264 and net unrealized depreciation consists of:

Gross unrealized appreciation	$17,118,092
Gross unrealized depreciation	(21,973,769)

Net unrealized depreciation	$(4,855,677)

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying notes to schedules of investments.

The portfolio data should not be relied upon as a complete list of this Fund’s holdings, as information on particular holdings may have been withheld if it was in the Fund’s interest to do so.

800.789.ASIA [2742] www.matthewsfunds.com    57

MATTHEWS KOREA FUND

FUND DESCRIPTION	SYMBOL: MAKOX

Under normal market conditions, the Matthews Korea Fund, a non-diversified fund, seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea.

PORTFOLIO MANAGERS	Note: Managers shown reflect changes effective October 1, 2007.
Lead Managers: Mark W. Headley and J. Michael Oh

PORTFOLIO MANAGER COMMENTARY

For the three months ended September 30, 2007, the Matthews Korea Fund gained 5.98%, falling short of its benchmark, the Korea Composite Stock Price Index (KOSPI), which gained 12.72%.

The strong rally in the Korean equity market that began in the second quarter continued throughout the third quarter. The ongoing rally was helped by domestic institutional investors who steadily increased their interest in the equity market during the third quarter, while foreign investors remained net sellers of Korean equities for the same period. In early October, the relationship between the North and South Korean governments took a positive turn. President Roh Moo-hyun of South Korea crossed the demilitarized zone for the first time to meet with North Korea’s leader, Kim Jong-il. This was only the second summit between the two countries; the first took place in June 2000, when South Korean President Kim Dae-jung visited North Korea. According to a joint declaration issued at the end of the summit, the two leaders announced that they would seek to formally end the Korean War, which reached an armistice in 1953. The two leaders also agreed on various other measures and to continue to meet in order to improve the relationship between their respective countries.

Despite the Korean currency’s continuing strength, exports continued to show stronger-than-expected growth mainly on the back of strong overseas orders for ships, autos, electronic goods and components. Domestic consumer sentiment remained weak but showed slight signs of improvements during the quarter as department store sales were slightly up over last year’s sales.

The Fund underperformed the KOSPI during the quarter primarily as a result of its underweight positions in the steel and shipbuilding industries. As we have previously stated, the Fund avoids these industries given their cyclical, commodity-oriented nature, as we believe forward earnings for these companies are difficult to forecast. Additionally, the Fund’s overweight exposure to the consumer continued on page 61

58    MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2007, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF SEPTEMBER 30, 2007

				Average Annual Total Returns
Fund Inception: 1/3/95	3 MO	YTD	1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
Matthews Korea Fund	5.98%	19.58%	31.80%	35.91%	28.71%	16.48%	7.91%
Korea Composite Stock Price Index (KOSPI )[1]	12.72%	38.28%	47.39%	43.39%	32.36%	12.01%	4.44%[2]
Lipper Pacific ex-Japan Funds Category Average[3]	14.82%	37.98%	59.19%	36.97%	30.99%	10.36%	9.78%[2]

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

OPERATING EXPENSES[4]
Net Ratio: 9 months ended 9/30/07 (annualized)[5,6]	1.21%
Net Ratio: Fiscal Year 2006[6]	1.28%
Gross Ratio: Fiscal Year 2006	1.30%

PORTFOLIO TURNOVER[7]
9 months ended 9/30/07 (annualized)[5]	23.90%
Fiscal Year 2006	25.82%

[1]

The Korea Composite Stock Price Index (KOSPI) is a capitalization-weighted index of all common stocks listed on the Korea Stock Exchange. It is not possible to invest directly in an index. Source: Index data from Bloomberg; total return calculations performed by PFPC Inc.

[2]	Calculated from 12/31/94.
[3]

As of 9/30/07, the Lipper Pacific ex-Japan Funds Category Average consisted of 49 funds for the three-month period, 46 funds for the YTD and one-year periods, 44 funds for the three-year period, 41 funds for the five-year period, 23 funds for the 10-year period and 12 funds since 12/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

[4]	Matthews Asian Funds do not charge 12b-1 fees.
[5]	Unaudited.
[6]

Includes management fee, administration and shareholder services fees after reimbursement, waiver or recapture of expenses by Advisor. Voluntary fee waivers by the Advisor may be discontinued at any time.

[7]	The lesser of fiscal year-to-date long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com    59

MATTHEWS KOREA FUND

TOP TEN HOLDINGS1

	SECTOR	% OF NET ASSETS
Samsung Electronics Co., Ltd.	Information Technology	8.2%
NHN Corp.	Information Technology	5.3%
SK Telecom Co., Ltd.	Telecommunication Services	4.8%
Kookmin Bank	Financials	4.7%
Samsung Securities Co., Ltd.	Financials	4.2%
Hana Financial Group, Inc.	Financials	4.1%
Shinhan Financial Group Co., Ltd.	Financials	3.6%
Amorepacific Corp.	Consumer Staples	3.5%
Kiwoom.com Securities Co., Ltd.	Financials	3.3%
Samsung Fire & Marine Insurance Co., Ltd.	Financials	3.2%
% OF ASSETS IN TOP 10		44.9%

COUNTRY ALLOCATION
South Korea	99.3%
Cash, cash equivalents and other	0.7%

SECTOR ALLOCATION
Financials	23.8%
Information Technology	16.8%
Industrials	13.4%
Consumer Discretionary	12.2%
Health Care	11.5%
Consumer Staples	10.3%
Telecommunication Services	6.4%
Energy	2.7%
Materials	2.2%
Cash, cash equivalents and other	0.7%

MARKET CAP EXPOSURE
Large cap (over $5 billion)	54.7%
Mid cap ($1–$5 billion)	26.9%
Small cap (under $1 billion)	17.7%
Cash, cash equivalents and other	0.7%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
42	$7.45	$261.3 million	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer.

60    MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2007, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 58

sector hurt performance. The industrial sector provided the largest contribution to Fund performance as construction and capital goods companies were strong performers during the quarter.

On a company basis, NHN was the largest contributor to Fund performance for the third quarter. NHN is the dominant player in Korea’s Internet search, casual games and portal industry. The company’s positive growth outlook, coupled with a gain in Internet search market share, contributed to its strong performance during the quarter. Samsung Techwin, a manufacturer of digital cameras and semiconductor parts, was another strong contributor to Fund performance. The company’s share price rose primarily as a result of strong growth in its digital camera business.

ON*Media was the Fund’s worst performer for the three-month period. The regulatory uncertainties surrounding Internet Protocol Television (IPTV), as well as the increasing competitive threat posed by the Korea–U.S.

Free Trade Agreement contributed to the company’s weak performance during the period. Amorepacific also had a negative impact on Fund performance due to weak consumer demand and intensifying local competition in the domestic cosmetics market.

The Fund remains focused on three areas: consumer, financials and information technology. Although the strong rally in the cyclical sectors—which we consciously avoid—has caused the Fund to underperform in recent periods, we continue to believe that in the long term, our focus on consumer, financials and information technology companies will create value for the Fund’s shareholders.

800.789.ASIA [2742] www.matthewsfunds.com    61

MATTHEWS KOREA FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

EQUITIES: SOUTH KOREA: 99.3%*

	SHARES	VALUE
FINANCIALS: 23.8%

Commercial Banks: 12.4%
Kookmin Bank	130,835	$10,893,386
Hana Financial Group, Inc.	227,790	10,739,880
Shinhan Financial Group Co., Ltd.	144,242	9,424,903
Kookmin Bank ADR	16,339	1,339,635

		32,397,804

Capital Markets: 8.2%
Samsung Securities Co., Ltd.	119,816	10,866,180
Kiwoom.com Securities Co., Ltd.	113,703	8,497,908
Daewoo Securities Co., Ltd.	70,000	2,103,365

		21,467,453

Insurance: 3.2%
Samsung Fire & Marine Insurance Co., Ltd.	38,847	8,361,953

Total Financials		62,227,210

INFORMATION TECHNOLOGY: 16.8%

Semiconductors & Semiconductor Equipment: 8.2%
Samsung Electronics Co., Ltd.	33,967	21,340,718

Internet Software & Services: 7.1%
NHN Corp.**	59,355	13,736,220
CDNetworks Co., Ltd.**	208,519	4,898,556

		18,634,776

Office Electronics: 1.5%
Sindo Ricoh Co., Ltd.	43,800	3,828,671

Total Information Technology		43,804,165

INDUSTRIALS: 13.4%

Industrial Conglomerates: 4.3%
Orion Corp.	18,490	5,606,398
Samsung Techwin Co., Ltd.	71,910	5,476,537

		11,082,935

Construction & Engineering: 3.9%
Samsung Engineering Co., Ltd.	41,210	5,538,494
GS Engineering & Construction Corp.	26,932	4,678,964

		10,217,458

Commercial Services & Supplies: 2.9%
S1 Corp.	128,125	7,685,820

Machinery: 2.3%
JVM Co., Ltd.	101,383	5,970,874

Total Industrials		34,957,087

CONSUMER DISCRETIONARY: 12.2%

Media: 3.6%
Cheil Communications, Inc.	17,998	5,329,390
ON*Media Corp.**	539,530	4,185,602

		9,514,992

Automobiles: 3.0%
Hyundai Motor Co.	71,039	5,736,213
Hyundai Motor Co., Pfd.	49,600	2,059,441

		7,795,654

Multiline Retail: 2.4%
Hyundai Department Store Co., Ltd.	51,820	6,228,365

Auto Components: 1.7%
Hankook Tire Co., Ltd.	222,250	4,553,308

Internet & Catalog Retail: 1.5%
GS Home Shopping, Inc.	43,398	3,836,209

Total Consumer Discretionary		31,928,528

62    MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2007

	SHARES	VALUE
HEALTH CARE: 11.5%

Pharmaceuticals: 10.3%
Hanmi Pharmaceutical Co., Ltd.	50,269	$7,607,361
Yuhan Corp.	33,397	7,097,592
Daewoong Pharmaceutical Co., Ltd.	78,670	6,446,951
Dong-A Pharmaceutical Co., Ltd.	53,658	5,804,351

		26,956,255

Health Care Equipment & Supplies: 1.2%
Osstem Implant Co., Ltd.**	73,291	3,047,118

Total Health Care		30,003,373

CONSUMER STAPLES: 10.3%

Food & Staples Retailing: 4.4%
Shinsegae Food Co., Ltd.	62,465	5,815,142
Shinsegae Co., Ltd.	7,990	5,561,222

		11,376,364

Personal Products: 3.5%
Amorepacific Corp.	12,320	9,194,231

Beverages: 1.4%
Hite Brewery Co., Ltd.	26,715	3,736,364

Food Products: 1.0%
Nong Shim Co., Ltd.	10,709	2,638,636

Total Consumer Staples		26,945,595

TELECOMMUNICATION SERVICES: 6.4%

Wireless Telecommunication Services: 4.8%
SK Telecom Co., Ltd.	40,412	9,272,858
SK Telecom Co., Ltd. ADR	114,200	3,391,740

		12,664,598

Diversified Telecommunication Services: 1.6%
KT Corp.	56,750	2,849,282
KT Corp. ADR	49,600	1,242,480

		4,091,762

Total Telecommunication Services		16,756,360

ENERGY: 2.7%

Oil, Gas & Consumable Fuels: 2.7%
GS Holdings Corp.	122,890	6,995,814

Total Energy		6,995,814

MATERIALS: 2.2%

Chemicals: 2.2%
LG Chem, Ltd.	33,680	3,532,867
Techno Semichem Co., Ltd.	91,528	2,320,203

Total Materials		5,853,070

TOTAL INVESTMENTS: 99.3%		259,471,202
(Cost $144,789,190***)
CASH AND OTHER ASSETS, LESS LIABILITIES: 0.7%		1,845,181

NET ASSETS: 100.0%		$261,316,383

*	As a percentage of net assets as of September 30, 2007
**	Non-income producing security
***	Cost of investments is $144,789,190 and net unrealized appreciation consists of:

Gross unrealized appreciation	$116,897,374
Gross unrealized depreciation	(2,215,362)

Net unrealized appreciation	$114,682,012

ADR	American Depositary Receipt
Pfd.	Preferred

See accompanying notes to schedules of investments.

800.789.ASIA [2742] www.matthewsfunds.com    63

NOTES TO SCHEDULES OF INVESTMENTS

SIGNIFICANT ACCOUNTING POLICIES (UNAUDITED)

A.	SECURITY VALUATION: The Funds’ equity securities are valued based on market quotations or at fair value as determined in good faith by or under the direction of the Board of Trustees (the “Board”) when no market quotations are available or when market quotations have become unreliable. The Board has delegated the responsibility of making fair value determinations to the Pricing Committee of Matthews International Capital Management, LLC, subject to the Funds’ Pricing Policies. The Board has retained a third-party pricing service which may be utilized by the Pricing Committee under circumstances described in the Pricing Policies to provide fair value prices for certain securities held by the Funds. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV differ from quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board’s oversight.

The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current exchange rate. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investment in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. International dollar bonds are issued offshore, pay interest and principal in U.S. dollars, and are denominated in U.S. dollars.

Market values for equity securities are determined based on the last sale price on the principal exchange or over-the-counter market on which the security is traded. If a reliable last sale price is not available, market values for equity securities are determined using the mean between the last available bid and asked price. Securities are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board.

Foreign securities are valued as of the close of trading on the primary exchange on which they trade. The value is then converted to U.S. dollars using current exchange rates and in accordance with the Pricing Policies.

Foreign currency exchange rates are determined at the close of trading on the New York Stock Exchange, Inc. (“NYSE”). Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in a calculation of a Funds’ NAV on that day. If events that materially affect the value of the Funds’ foreign investments occur during such period, the investments will be valued at their fair value as described above.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the NAV of the Funds may be significantly affected on days when shareholders have no access to the Funds. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates.

64    MATTHEWS ASIAN FUNDS

B.	TAX INFORMATION: Under the current tax law, capital and currency losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring on the first day of the following fiscal year. Post October losses at fiscal year end December 31, 2006 were as follows:

	POST OCTOBER CAPITAL LOSSES	POST OCTOBER CURRENCY LOSSES
Matthews Asia Pacific Equity Income Fund	$—	$(5,232)
Matthews Pacific Tiger Fund	—	(74,412)
Matthews Asian Technology Fund	(12,095)	(79,224)
Matthews China Fund	—	(542)
Matthews Korea Fund	—	(31,864)

For Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, as of December 31, 2006, which are available to offset future capital gains, if any:

LOSSES DEFERRED EXPIRING IN:	2008	2009	2010	2011
Matthews Asian Technology Fund	$(3,293,471)	$(5,967,059)	$(3,461,198)	$—
Matthews China Fund	—	—	—	—
Matthews India Fund	—	—	—	—

LOSSES DEFERRED EXPIRING IN:	2012	2013	2014	Total
Matthews Asian Technology Fund	$—	$—	$—	$(12,721,728)
Matthews China Fund	(78,979)	(6,184,085)	(9,072,204)	(15,335,268)
Matthews India Fund	—	—	(2,320,226)	(2,320,226)

For additional information regarding the accounting policies of the Matthews Asian Funds, refer to the most recent financial statements in the N-CSR filing at www.sec.gov.

MATTHEWS ASIAN FUNDS

BOARD OF TRUSTEES

Independent Trustees:
Geoffrey H. Bobroff, Chairman
Robert K. Connolly
Rhoda Rossman
Toshi Shibano
Jon Zeschin

Interested Trustee:[1]
G. Paul Matthews

OFFICERS
Mark W. Headley
Andrew T. Foster
Shai Malka
John P. McGowan
Manoj K. Pombra

INVESTMENT ADVISOR
Matthews International Capital Management, LLC
Four Embarcadero Center, Suite 550
San Francisco, CA 94111
800-789-ASIA [2742]

ACCOUNT SERVICES
PFPC Inc.
P.O. Box 9791
Providence, RI 02940
800-789-ASIA [2742]

[1]	As defined under the Investment Company Act of 1940, as amended.

FOR MORE INFORMATION ABOUT

MATTHEWS ASIAN FUNDS

800.789.ASIA [2742]

www.matthewsfunds.com

©2007 Matthews International Capital Management, LLC

QR/G-0907-175M